SCHEDULE 14A
Information Required in Proxy Statement
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MELTDOWN MASSAGE AND BODY WORKS, INC.
 (Name of Company As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Company)

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Common Stock, par value $0.001 per share

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MELTDOWN MASSAGE AND BODY WORKS, INC.
8540 Younger Creek Drive, #2
Sacramento, CA 95828
 916-388-0255

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2009

The Annual Meeting of Stockholders (the "Annual Meeting") of Meltdown Massage and Body Works, Inc, a Nevada corporation (the "Company"), will be held at 5:00 p.m., local time, on  May 8, 2009 at 8540 Younger Creek Drive, #2., Sacramento, CA 95828, for the following purposes:

(1)	To elect the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2010 or until their respective successor is duly elected and qualified; and

(2)	To ratify the appointment of RBSM, LLP as the Company's independent certified public accountant; and

(3)	To ratify the Company’s 2009 Stock Option Plan; and

(4)
To ratify the name change from Meltdown Massage and Body Works, Inc. to Pro-Tech Industries, Inc. to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State; and

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 10, 2009, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors

Sacramento, CA	/s/ Donald Gordon
March 30, 2009
DONALD GORDON
CHIEF EXECUTIVE OFFICER

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

MELTDOWN MASSAGE AND BODY WORKS, INC.
8540 Younger Creek Drive, #2
Sacramento, CA 95828
 916-388-0255

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Meltdown Massage and Body Works, Inc.,  a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 5:00 p.m., local time, on May 8, 2009 at the Company's principal executive offices located at 8540 Younger Creek Drive, #2., Sacramento, CA 95828, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is April 10, 2009. Stockholders should review the information provided herein in conjunction with the Company's 2007 Annual Report, which was filed with the Securities and Exchange Commission and the Company quarterly filings on Form 10-Q and Form 8-K.  The Company's principal executive offices are located at 8540 Younger Creek Drive, #2., Sacramento, CA 95828, and the Company’s phone number is 916-388-0255.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;
•	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or
•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Donald Gordon, 8540 Younger Creek Drive, #2., Sacramento, CA 95828; phone number (916) 388-0255.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

(1)	To elect the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2010 or until their respective successor is duly elected and qualified; and

(2)	To ratify the appointment of RBSM, LLP as the Company's independent certified public accountant; and

(3)	To ratify the Company’s 2009 Stock Option Plan; and

(4)
To ratify the name change from Meltdown Massage and Body Works, Inc. to Pro-Tech Industries, Inc. to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State; and

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the re-election of the nominees for director named below; (b) FOR the proposal to ratify the appointment of RBSM, LLP as the Company's independent certified public accountant; (c) FOR the Company’s 2009 Stock Option Plan; and (d) FOR the proposal to ratify the name change from Meltdown Massage and Body Works, Inc to Pro-Tech Industries, Inc.  In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

DESCRIPTION OF BUSINESS

Meltdown Massage and Body Works, Inc. ("Meltdown" or the "Company"), incorporated in the State of Nevada on April 4, 2007, and was a development stage company with the principal business objective of becoming a chain of professional body treatment and skin care service centers offering spacious, luxurious settings and a multitude of personal services including a variety of styles of massages, aromatherapy, heated stones, exfoliate and moisturizing treatments, mud baths, facials, manicures and pedicures, waxing and special occasion make-up appointments as well as consultations for everyday make-up applications.  Meltdown had the intent of ultimately offering services in major retail malls, hotels and casinos making these social experiences even more enjoyable and relaxing.

Meltdown was a small, start-up company that did not generate any significant revenues and lacked a stable customer base.  Since their inception to the merger (as described below), they did not generate any significant revenues and have incurred a cumulative net loss as indicated in their published financial statements. In the initial approximately seventeen month operating period from April 4, 2007 (inception) to September 30, 2008, the Company generated no revenues while incurring $78,604 in general and administrative expenses. This resulted in a cumulative net loss of $78,604 for the period then ended from inception, which is equivalent to $(0.00) per share.   During the nine months ended September 30, 2008, the Company generated no revenues while incurring $14,825 in general and administrative expenses. This resulted in a net loss for the third quarter ended September 30, 2008 of $14,825. The net loss for both periods is attributable primarily to the continuing costs of start-up operations. As of September 30, 2008, the Company had $1,396 in working capital.  The Company’s current assets as of September 30, 2008 consisted of $1,396 in cash.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2008, we executed an agreement with Pro-Tech Fire Protection Systems Corp (“Pro-Tech”), and our company  (the "Agreement"), whereby  pursuant to the terms and  conditions of that  Agreement,  Pro-Tech shareholders acquired ten million (10,100,000) shares of our common stock, whereby Pro-Tech would become a wholly owned subsidiary of the Company.  This issuance of stock did not involve any public offering, general advertising or solicitation.  At the time of the issuance, Pro-Tech had fair access to and was in possession of all available material information about our company.  The shares bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act.

The issuance of the securities above were effected in reliance on the exemptions for sales of securities  not involving a public  offering,  as set forth in Rule 506  promulgated  under the Securities Act of 1933, as amended (the  "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

PRO-TECH FIRE PROTECTION SYSTEMS CORP

Pro-Tech Fire Protection Systems Corp. (“Pro-Tech”) was incorporated on May 4, 1995 under the laws of the State of California to engage in any lawful corporate undertaking, including, but not limited to; installation, repair and inspections of fire protection systems in commercial, military and industrial settings.

Pro-Tech Fire Protection Systems is a full-service contractor serving the western United States, with offices in California and Nevada. Services include estimating, designing, fabricating, and installing all types of standard and specialty water-based fire protection systems. In addition, the company offers “Day Work” services, including inspecting, testing, repairing and servicing of same.

We serve the new construction market, as well as customers retro-fitting, upgrading or repairing their existing facilities, bringing existing facilities to current standards (for example, installing sprinklers at a customer’s expanded storage warehouse, etc.). Since current codes require fire protection systems, work load remains fairly constant. Management believes that with this diversity of services, future prospects remain strong.

Most jobs are won by negotiation or by standard bidding practices from a variety of sources, including repeat customers, referrals, and multiple media resources (trade-specific marketing services, internet links, phone book ads, etc.). We routinely work with many regular customers participating in numerous MACC programs (Multiple Award Construction Contracts for government projects).

Upon award, we design most projects with in-house NICET certified project managers and designers. We also maintain close relationships with outside design firms and engineers to manage occasional overflow workloads. Design development typically includes close coordination with the prime contractor, as well as other sub-contractors.

Material is procured from a number of local and nation-wide fire protection suppliers. Fabricated materials are likewise obtained from these, as well as independent, fab shops. Since both fabricated and loose materials are readily available from many excellent long-standing vendors there is no need to maintain local stock or perform routine in-house fabrication, allowing us to keep overhead low.

Most installation work begins after a building is enclosed with walls and a roof, minimizing weather-related risks or delays. Regular site visits ensure smooth installation progress. Quality control is strictly maintained by site foremen, superintendants, and construction, project, and area managers. Additionally, work must pass inspection and testing requirements of project and fire department officials, providing the final seal-of-approval.

“Day Work” jobs typically wrap up in a matter of days, involving tenant improvements, repairs, etc. With 24-hour service, we can handle emergency needs for commercial and residential customers needing repairs, service, system restoration, etc. Inspections make up a recurring source of work and revenue, as systems are required by law to be inspected and professionally maintained. Inspections usually involve visual verification of system component status, and some operating of valves, so operating risk is negligible.
In summary, Pro-Tech’s business model is well-founded, with long-established relationships with superb customers and vendors, providing for a strong future in the near and long term.

While government regulations are always changing, Pro-Tech is able to work within the rules of local, regional, state and federal guidelines to meet compliance in all areas of the job, whether it is related to prevailing wage, environmental or fire codes.  Most costs of compliance are considered when bidding a job and therefore do not generally have a large impact on us.

 In early 2006, we began installing, monitoring and servicing alarm and detection systems sticking to our commercial, military and industrial background.  Again in the fall of 2008 we expanded our services by adding a division for telecommunications and data networking as well as a few months later adding an electrical division.

Pro-Tech services include:
•	Commercial, Special Hazards, and Industrial Overhead Wet Pipe, Dry Pipe, Pre-Action, Deluge, and Foam
•	New Installations, Retro-Fits, Upgrades, Repairs, Design, Consultations, and Analysis
•	Pumps, Hydrants, Backflow Preventers, Underground, Design, and Consultation
•	5 Year Certification, Inspections and Testing
•	24 Hour Service
•	Alarm & Detection installation and monitoring, inspections and repairs
•	Electrical Services including design build, new construction, repairs, inspections and maintenance
•	Network cabling, system and structure testing and data networking and design

Management estimates that we have grown over twenty-fold in the 13 plus years that we have been serving satisfied customers. With more than 150 years of combined fire protection experience among its staff and management, management believes that we deliver high quality service in the most economic manner, with a high degree of integrity, excellence, and innovation within the fire protection industry.

We believe that the addition of the following disciplines will help strengthen relationships with current customers as well as help us to establish ourselves with new customers with the ability to bid multiple disciplines on a project, while allowing us to more efficiently cover overhead costs.

Pro-Tech Telecommunications

Pro-Tech Telecommunications provides inside/outside plant installation/implementation services, telecommunications hardware/software deployment (voice systems), maintenance support services, on-site technicians for telecommunications upgrades, and cable system design services. In addition, Pro-Tech Telecommunications also has a full data networking group that can design, configure, and deploy custom data networking solutions based on individual client needs.  Pro-Tech Telecommunications provides the following services to commercial, government and other business enterprises.

Services Offered
Infrastructure Systems/Services

•	Building Riser and Campus Systems
•	Cabinet and Rack Installation
•	Cable Tagging and Documentation
•	Communications Rooms, MDF, IDF
•	Optical and Copper Cable Installation
•	Raceway Systems
•	Wireless Connectivity Solutions

Low Voltage Systems

•	Security Systems
•	Fire Alarm
•	Card Access Control
•	CATV
•	Video Surveillance

Network Systems
•	Enterprise architecture strategy
•	Systems integration
•	IT infrastructure, implementation, and support
•	Network security and remote access solutions
•	Authentication

Voice Systems

•	PBX
•	Key system
•	VoIP

We differentiate ourselves through our commitment to the highest degree of structure, efficiency and quality practices.  We are experts at providing solutions that precisely fit our client's needs. We do not manufacture equipment and are vendor agnostic when providing equipment solutions (i.e. we will install customer or vendor owned/provided equipment). Our mission is to provide cost-effective, high quality services and solutions to enhance the competitive position of our clients, using creative and innovative approaches. In pursuit of these goals, Pro-Tech Telecommunications adheres to the following fundamental principles:

Clients as Partners

We strive to build "lifetime" relationships with our clients by providing them with the  highest quality services, advanced technology and added value in order to earn and maintain their respect, trust and loyalty. Our contribution to this relationship is our expertise in providing the best possible services to our clients. Our services are based on professionalism, competence, integrity and openness.

Our People

Pro-Tech Telecommunications is an organization of individuals. We place a very high value on the skills, experience and creativity that our employees bring to the group. Our professionals are among the best in our industry and we are completely confident in their ability to meet or exceed the expectations of our clients.

Integrity

We adhere to a strict code of business conduct, ensuring that our people employ the highest standards of business ethics in all dealings with clients, suppliers, fellow employees and with the general public.

Quality

Pro-Tech Telecommunications continuously strives for excellence by providing high-quality, high-value deliverables to our clients. By achieving this goal, we ensure that our clients remained satisfied with the work we have delivered for years to come and that they value Pro-Tech Telecommunications their technology partner of choice.

Contract Process

A fair amount of Pro-Tech Telecommunication’s business success has been based on negotiated/relationship driven work and a small amount of traditional bid work (i.e. blue print take offs and submitting price quotes to general contractors on bid day).  We are typically responding to formal “Request for Proposals” (RFPs) and looking for existing “Master Service Agreements” (MSAs) to amend our services to.  We are always seeking out strategic partnerships to provide our customers with an overall integrated solution (i.e. equipment suppliers with our installation services).

Market Opportunity

According to the-infoshop.com (http://www.the-infoshop.com/study/ftm53024-cabling-sys.html),  the total US Structured Cabling Systems (SCS) Market is forecasted to grow at a rate of 18.6%, from $6.8 billion in 2007 to $15.9 billion by 2012.  This growth is higher than previously reported, as newer network applications (i.e. VOIP, data centers and video over IP) are expected to grow dramatically in the future. SCS cabling architecture is evolving to a universal enterprise network consisting of the current primary installed LAN networks supporting newer IP sub nets, such as voice with VOIP, data for the data centers and video via video over IP.

As the SCS market is expected to grow, Pro-Tech Telecommunications will recognize significant revenue growth from the following industry segments and forecasted opportunities:

•	System Integrators – Negotiated bid work (i.e. existing relationships on current projects)
•	Commercial builders/developers – Bid work with strategic business partners (i.e. electrical and general contractors)
•	Modular furniture designers/builders - Office build outs, preferred vendor list, etc
•	Commercial/industrial property management companies - Tenant improvement work, new and/or old shell build outs, etc
•	Telecommunication/wireless vendors – Infrastructure upgrades, DEMARC extensions, etc
•	Federal government contractors – Strategic partnerships, negotiated jobs, etc
•	Federal, State, and local municipalities – GSA work, 8-A set aside, Multiple award schedules, cabling service contracts, etc

Targeted Markets

Pro-Tech Telecommunications goal is to become a market leader in the design/build communication infrastructure products and services industry.  We are well positioned in the following vertical markets and will use the following methods to expand and to increase our new areas of doing business:

Vertical Markets

•	System Integrators
•	Commercial builders/developers
•	Modular furniture designers/builders
•	Commercial/industrial property management companies
•	Telecommunication/wireless vendors
•	Federal government contractors
•	Federal, State, and local municipalities

Contract Vehicles

•	Existing supplier and “Master Service” agreements
•	Negotiated bid work
•	Request for Proposals (RFP)
•	General Service Administration (GSA) Schedules
•	CALNET II (State of California)
•	CA Multiple Award Schedule (CMAS)
•	Pre-qualification process

Business Development Philosophy

•	Build on existing relationships (i.e. negotiated work)
•	Subscribe to online bid tools
•	Form strategic partnerships with Disabled Veteran Owned Enterprise (DVBE) companies
•	Work with certified contractors
•	Define geographic growth territories
•	Join applicable trade organizations

Pro-Tech Electrical

Pro-Tech Electrical Services Division is a full service Electrical contractor providing reliable and quality workmanship throughout California. Our capacities are not limited to commercial and industrial project but, to a vast range of electrical construction projects.   Our primary bid focus has been in the areas of heavy commercial such as large distribution centers, commercial retail (shopping centers, etc.), and institutional work (schools, churches, etc.) We strive to provide competitive pricing for the commercial and industrial bid market. We furnish detailed and competitive pricing, value engineering options, and a team approach to our clients.  Pro-Tech Electrical provides the following services to commercial, government and other business enterprises:

Electrical Services

•	Building riser and campus systems
•	Underground service upgrades and installation
•	Installation of power switchboards services, Motor Control Centers (MCC) and/or upgrades.
•	New emergency generators, controls and transfer switches.
•	UPS (Uninterruptible Power Systems) and upgrades.
•	Fuse and Circuit Breaker upgrade and installations
•	Interior/ exterior Lighting and related controls.
•	Site lighting installation and upgrades
•	Security lighting
•	Industrial electrical projects including explosion proof equipment and installations.
•	Building riser and campus systems
•	Load analysis
•	Commercial and industrial maintenance

Contract Process

Winning a contract is based on putting together a proposal for a project to become the low bidder.  As an Electrical bidder for a specific job, we estimate all the electrical material and related labor on each of the electrical sheets or drawings.  This estimate of material and labor is put together into a proposal.  Electrical bidding is the process of submitting a proposal to carry out a described residential or commercial electrical project for an agreed price. Bidding can occur at the construction manager, general contractor or subcontractor level. Bids by contractors for the total cost of construction are submitted to a project owner or developer who then makes decisions based on price, contractor qualifications, and other factors.

This proposal is reviewed with other electrical contractors and the low bidder wins the contract.  After  the contract is awarded the submittals need to be put together. Product data submittals, samples, and shop drawings are required primarily for the architect and engineer to verify that the correct products will be installed on the project.

This process also gives the architect and sub-consultants the opportunity to select colors, patterns, and types of material that were not chosen prior to completion of the construction drawings. This is not an occasion for the architect to select different materials than specified, but rather to clarify the selection within the quality level indicated in the specification. For materials requiring fabrication, such as reinforcing steel and structural steel, the architect and engineer need to verify details furnished by the fabricator. The contractor also uses this information in installation, using dimensions and installation data from the submittal. The construction documents, specifically the technical specifications, require the contractor to submit product data, samples, and shop drawings to the architect and engineer for approval. This is one of the first steps that are taken by the contractor after execution of the construction contract and issuance of the "Notice to Proceed".

The submittal process is very important, as it directly relates to the quality, schedule, and ultimately the overall success of the project. The submittal process can be complex, because there are literally thousands of different materials, fabrications, and equipment used in a construction project. An "approved" submittal authorizes a material or an assembly to be released for fabrication and shipment. In essence, this is the final quality control mechanism before a product arrives on-site.

Commercial buildings will often have complex pre-fabricated components. These include: elevators, windows, cabinets, air handling units, generators, appliances and cooling towers. These pieces of equipment often require close coordination to ensure that they receive the correct power, fuel, water and structural support. The submittal process gives another level of detail usually not included as part of the design documents.

Design-build is a construction project delivery system where, in contrast to "design-bid-build", the design and construction aspects are contracted for with a single entity known as the design-builder or design-build contractor. The design-builder is usually the general contractor, but in many cases it is also the design professional (architect or engineer). This system is used to minimize the project risk for an owner and to reduce the delivery schedule by overlapping the design phase and construction phase of a project.

Once a contract has been awarded a pre-construction or coordination meeting is held. This meeting will consist of introducing each subcontractor to the other members of the team and to the architect, engineer, and at times the owner. Discussions regarding shop drawings submissions, the date by which subcontractors are to submit their requisitions, general safety rules, and guidelines will take place. At these meeting, if subcontractors have not worked together before, each one will size up each other to anticipate how their current working relationship will be.  The job superintendent will establish the ground rules that will be implemented and enforced to manage this project.

Most, if not all electrical material is purchased from numerous vendors. A small group of these vendors have built a strong and friendly relationship.  These vendors are responsible with obtaining quotes on products and material, in a timely manner.  Electrical contractors are the first discipline on the project and the last to finish. The electrical vendor who has a good relationship sustains a long term partnership throughout the construction project.

We are dedicated in providing our customers with the highest standards of workmanship, integrity and dependability. Our electrical division will proudly service commercial and industrial facilities 24 hours per day, 7 days per week, including weekends and holidays. Our electrical division is approved to be available on call 24 hours to perform service in the AT&T environment.

Pro-Tech Flooring

On January 16, 2009, the Company issued 3,000,000 shares to shareholders of Conesco, Inc. (“Conesco”, (now Pro-Tech Flooring), as part of an acquisition, whereby Conesco would become a wholly owned subsidiary of the Company.

Since 1993, Conesco Inc (now Pro-Tech Flooring), has been a provider of commercial flooring products, installation, maintenance and design consultation services to businesses throughout Northern California.  Our work graces some of the most prestigious properties in Northern California and beyond. Pro-Tech Flooring’s award-winning team approach has earned the company a reputation for leading-edge flooring expertise, great service and first-class products.  Pro-Tech Flooring offers the following products and services:

•	Professional design and specification consultation
•	Material and installation of carpet, resilient, ceramic stone, and wood flooring
•	Material and installation of raised access/Clean Room flooring
•	Modular wiring and under-floor HVAC delivery systems
•	Ongoing maintenance services
•	Green building consultation
•	Consultation and expertise in complex/unique flooring installations

Pro-Tech Flooring’s expertise in the field of commercial and industrial flooring has allowed them to work with the following premier building contractors in Northern California:

•	Roebbelen Contracting
•	McCarthy Construction
•	Howard S. Wright
•	MP Allen

Strategy/Positioning

The Company’s internal growth strategy relies mostly on building and maintaining positive customer relationships.  The company also plans to grow externally, through strategic acquisition and alliance activities.  There are four key elements in the Company’s overall growth strategy:

▪	Expand portfolio of services through growth of A&D, Telecommunications and Electrical services
▪	Focus on internal growth and development
▪	Focus on expanding operating efficiencies
▪	Pursue strategic acquisitions and partnerships

Expansion of portfolio of services allows us to offer a “one stop shop” and offer our customers the ability to coordinate multiple disciplines with one contact, minimizing time and energy spent in coordination where multiple vendors might have been used for all of these disciplines.  This allows both us and our customers to more efficiently use overhead resources.

In slow economic times, such as what we are currently experiencing, we feel by developing our current associates to be able to cover more diverse functions, allows us to keep our seasoned employees.  We can develop and cross train employees, within their respective disciplines, so that when the economy begins to grow, we will have a strong well trained staff to lead us.  We also believe the expansion of our market, most recently to Reno and Las Vegas Nevada, puts us in strategic locations by covering the Northern and Southern California and Nevada markets, as well as giving us bases by which to access Arizona and Utah.

Focusing on expanding operating efficiencies is a focus we plan by having a corporate staff which can help all disciplines with their billing, receiving, payables, payroll, insurance, benefits and human resource functions.  We will be able to leverage a single corporate location to help cover all of our locations and disciplines and spread out the cost of overhead.  We also feel there are economies of scale in insurance and benefit costs that a company with a larger employee base can get that smaller companies tend to miss out on.

We also plan to use this slow economic time to pursue strategic relationships with our customers, while watching for opportunities to pick up strategic acquisitions in some of our newer markets and business segments.  We feel working to strengthen alliances during the hard times will put us in a stronger position to move forward and build our business when the economy begins to turn.  Likewise there are many good companies who are feeling the pinch of the current economics.  There may be opportunities to merge, acquire or form strategic partnerships with these companies, which can in turn lead to additional growth in our current markets.  This could also allow us to move into other markets we feel would add positive growth to the Company.

Client List

In addition to providing services directly to federal, state and local governments and Fortune 500 companies, the company has also established strong customer relationships with the following companies:

▪	Aerojet
▪	Hensel Phelps
▪	RQ Construction
▪	RA Birch
▪	Raley’s
▪	Soltek Pacific
▪	SouthWestern Dakotah
▪	Roebellin Construction
▪	Howard S. Wright Construction

Competitive Landscape

The competition is divided among many players in our four markets.  The market is highly fragmented and there is not a dominate player in any of the markets.  Two of the larger competitors are as follows:

Cosco – Cosco is a multifaceted, full service fire protection contractor, providing design, fabrication, installation service and inspection of a wide variety of automatic fire suppression systems.  The company specializes in large construction projects including hospitals, high-rise structures, hotels, large office and manufacturing facilities.  The company maintains experienced staff including engineers, designers, project managers and installers.  Cosco has offices in Los Angeles, San Francisco, Seattle, Fresno, San Diego, and Anchorage.

Tyco/Grinnell (NYSE: TYC) - Tyco International, Ltd. operates as a diversified manufacturing and services company. The company, through its subsidiaries, designs, manufactures, and distributes electronic security and fire protection systems; electrical and electronic components; and medical devices and supplies, imaging agents, pharmaceuticals, and adult incontinence and infant care products. Tyco’s fire and security products and services include electronic security systems, fire detection systems and suppression systems, as well as fire extinguishers and related products. The company’s electrical and electronic components comprise electronic/electrical connector systems; fiber optic components; and wireless devices, such as private radio systems, heat shrink products, circuit protection devices, and magnetic devices.   In the last 12 months, the company generated $41 billion in revenue, $8.2 billion in EBITDA and $2.46 billion in earnings.

Employees
The Company has approximately 110 full time employees including 15 executive and administrative staff, 7 in engineering, 6 in sales and marketing, with the balance working in the field as superintendants, foreman, journeyman or apprentices.

RISK FACTORS

As a smaller reporting company we are not required to provide a statement of risk factors. However, we believe this information may be valuable to our shareholders for this filing. We reserve the right to not provide risk factors in our future filings. Each of these risk factors could adversely affect our business, operating results and financial condition, as well as adversely affect the value of an investment in our common stock. Our primary risk factors and other considerations include:

Our business, following the merger with Pro-Tech, is subject to numerous risk factors, including the following:

NO OPERATING HISTORY OR REVENUE AND MINIMAL ASSETS.

Prior to the merger, we have had no operating history nor any revenues or earnings from operations. We had no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in us incurring a net operating loss which will increase continuously until we can consummate a business combination with a target company. There is no assurance that we can identify such a target company and consummate such a business combination.

SPECULATIVE NATURE OF THE COMPANY'S PROPOSED OPERATIONS.

The success of our proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified target company. While management will prefer business combinations with entities having established operating histories, there can be no assurance that we will be successful in locating candidates meeting such criteria. In the event we complete a business combination, of which there can be no assurance, the success of our operations will be dependent upon management of the target company and numerous other factors beyond our control.

SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS.

We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

IMPRACTICABILITY OF EXHAUSTIVE INVESTIGATION; FAILURE TO MEET ITS FIDUCIARY OBLIGATIONS.

Our limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a target company. The decision to enter into a business combination, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys or similar information which, if we had more funds available to it, would be desirable. We will be particularly dependent in making decisions upon information provided by the principals and advisors associated with the business entity seeking our participation. Management may not be able to meet its fiduciary obligation to us and our stockholders due to the impracticability of completing thorough due diligence of a target company. By its failure to complete a thorough due diligence and exhaustive investigation of a target company, we are more susceptible to derivative litigation or other stockholder suits. In addition, this failure to meet our fiduciary obligations increases the likelihood of plaintiff success in such litigation.

REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION.

Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") requires companies subject thereto to provide certain information about significant acquisitions including audited financial statements for the company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by us. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

LACK OF MARKET RESEARCH OR MARKETING ORGANIZATION.

We have neither conducted, nor have others made available to it, market research indicating that demand exists for the transactions contemplated by us. Even in the event demand exists for a transaction of the type contemplated by us, there is no assurance we will be successful in completing any such business combination.

LACK OF DIVERSIFICATION.

Our proposed operations, even if successful, will in all likelihood result in our engaging in a business combination with only one target company. Consequently, our activities will be limited to those engaged in by the business entity which we will merge with or acquire. Our inability to diversify its activities into a number of areas may subject us to economic fluctuations within a particular business or industry and therefore increase the risks associated with our operations.

PROBABLE CHANGE IN CONTROL AND MANAGEMENT.

A business combination involving the issuance of our common stock will, in all likelihood, result in shareholders of a target company obtaining a controlling interest in the Company. Any such business combination may require our shareholder to sell or transfer all or a portion of their common stock. The resulting change in control of the Company will likely result in removal of the present officer and director of the Company and a corresponding reduction in or elimination of her participation in the future affairs of the Company.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY DISCOURAGE THE TRADABILITY OF THE COMPANY'S SECURITIES.

The Company is a "penny stock" company. None of its securities currently trade in any market and, if ever available for trading, will be subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop, because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended.  Because our securities constitute “penny stocks" within the meaning of the rules, the rules would apply to us and to our securities.  The rules will further affect the ability of owners of shares to sell their securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices  involving  high-pressure  sales tactics and unrealistic  price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, leaving investors with losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to the Company's securities.

NO PUBLIC MARKET EXISTS FOR THE COMPANY'S COMMON STOCK AT THIS TIME, AND THERE IS NO ASSURANCE OF A FUTURE MARKET.

There is no public market for the Company's common stock, and no assurance can be given that a market will develop or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. If a market should develop, the price may be highly volatile. Factors such as those discussed in the "Risk Factors" section may have a significant impact upon the market price of the shares offered hereby. If there is a low price of the Company's securities, many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in the Company's shares, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Further, most lending institutions will not permit the use of the Company's shares as collateral for any loans.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON THE COMPANY'S STOCK PRICE.

All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. Officers, directors and affiliates will be able to sell their shares if this Registration Statement becomes effective. Rule 144 provides in essence that a person who is an affiliate or officer or director who has held restricted securities for six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of a company's outstanding common stock. There is no limit on the amount of restricted securities that may be sold by a nonaffiliate after the owner has held the restricted securities for a period of six months if the company is a current, reporting company under the '34 Act. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop. In addition, if we are deemed a shell company pursuant to Section 12(b)-2 of the Act, our "restricted securities", whether held by affiliates or non-affiliates, may not be re-sold for a period of 12 months following the filing of a Form 10 level disclosure or registration pursuant to the Act.

THE COMPANY’S INVESTORS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.

There may be substantial dilution to the Company's shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

THE STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT INVESTORS MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF THEY NEED TO LIQUIDATE SHARES.

Our shares of common stock, if listed, may be thinly-traded on the OTC Bulletin Board, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that it is a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if the Company came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of any of our Securities until such time as it became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in the Company's Securities is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on the Securities price. We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

Reports to Security Holders

We will make available free of charge any of our filings as soon as reasonably practicable after we electronically file these materials with, or otherwise furnish them to, the Securities and Exchange Commission (“SEC”).

The public may read and copy any materials we file with the Securities and Exchange Commission (“SEC”).  at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20002. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).

DESCRIPTION OF PROPERTY

Facilities

Pro-Tech’s headquarters are currently located in a 5,000 square foot facility in Sacramento, California. We also have branch offices in Oceanside, CA and Las Vegas and Reno, NV.  The bulk of the workforce is out in the field.

The Company is currently in a month to month lease in its Sacramento headquarters. We have a good working relationship with the landlord and feel that due to market conditions, and the availability of office and warehouse space, the there is no need at the current time to enter any long term arrangement. We also, have a small (2,500 sq ft) warehouse space separately located from the main office; it also is on a month to month lease. The monthly lease cost is $2,746 and $1,200 per month on the two spaces respectively.

We are currently 2 years into a 3 year lease in our Oceanside office. The rate is slightly above market and we are looking to see if there are any opportunities to renegotiate this lease. The monthly lease cost is $3,805 per month.

Our Reno office is also in a month to month lease and we are assessing the opportunity to renegotiate the lease. The monthly lease cost is $2,597 per month.

Our Las Vegas office was opened in a 2,800 square foot building in North Las Vegas. We have a 40 month lease in this facility which was opened in September 2008. The monthly lease cost is $1,182 per month.

LEGAL PROCEEDINGS

We are currently not involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our company or any of our subsidiaries, threatened against or affecting our company, our common stock, any of our subsidiaries or of our company’s or our company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect, except as discussed below:

In March 2008, a wage and hour class action law suit was filed against Pro-tech by three former employees and Sprinkler Fitters Union Local 669.  The essence of the plaintiffs suit is that the Company allegedly violated wage and hour laws by failing to pay all wages owed for overtime, breaks and off the clock work, and did not allow employees to take breaks.  The Company denies the allegations and is vigorously defending the action.  It is the Company’s position that this lawsuit has been brought against it for the improper motive of forcing the Company to enter into a labor agreement with Sprinkler Fitters Local 669.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Shares of our common stock commenced trading on January 30 2009, on the Over The Counter Bulletin Board under the symbol “MMBW.OB.”  For the periods indicated, the following table sets forth the high and low bid prices per share of common stock, as reported by the Over The Counter Bulletin Board for the months ended January 30, 2009 and February 27, 2009. These prices represent inter-dealer quotations without retail markup, markdown, or commission and may not necessarily represent actual transactions.

Fiscal Year Ended December 31 (*)	High	Low
January 30, 2009	$2.10	$2.10
February 27, 2009	$3.45	$3.45

Dividends

We may never pay any dividends to our shareholders. We did not declare any dividends for the year ended December 31, 2008. Our Board of Directors does not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the Board of Directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the Board of Directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend.

Transfer Agent

Island Stock Transfer, 100 Second Avenue South, Suite705S, St Petersburg, FL 33701 will act as transfer agent for our common stock.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Our audited financial statements for the years ended December 31, 2007 and 2006, together with the Report thereon of RBSM LLP certified public accountants, were published under 9.01(a) of Form 8-K on January 8, 2009 and the pro-forma information for the Nine Months Ended September 30, 2008 and Twelve Months Ended December 31, 2007 were published under 9.01(b) of Form 8-K on January 8, 2009 and are included as attachments to this Schedule 14A.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS PLAN OF OPERATION

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto included elsewhere in this registration statement. Portions of this document that are not statements of historical or current fact are forward-looking statements that involve risk and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements made in this registration statement should be read as applying to all related forward-looking statements wherever they appear in this registration statement. From time to time, we may publish forward-looking statements relative to such matters as anticipated financial performance, business prospects, technological developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. All statements other than statements of historical fact included in this section or elsewhere in this report are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, the following: changes in the economy or in specific customer industry sectors; changes in customer procurement policies and practices; changes in product manufacturer sales policies and practices; the availability of product and labor; changes in operating expenses; the effect of price increases or decreases; the variability and timing of business opportunities including acquisitions, alliances, customer agreements and supplier authorizations; our ability to realize the anticipated benefits of acquisitions and other business strategies; the incurrence of debt and contingent liabilities in connection with acquisitions; changes in accounting policies and practices; the effect of organizational changes within the Company; the emergence of new competitors, including firms with greater financial resources than ours; adverse state and federal regulation and legislation; and the occurrence of extraordinary events, including natural events and acts of God, fires, floods and accidents.

The following discussion and analysis of our plan of operations should be read in conjunction with our financial statements and related notes appearing elsewhere in this prospectus. This discussion and analysis contain forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those presented under the heading of “Risk Factors” and elsewhere in this prospectus.

The following discussion and analysis discuss the financial conditions of Pro-Tech Fire Protection Systems Corp

RESULTS OF OPERATION

Fiscal Year 2007 versus 2006

Revenues were approximately $16.9 million in fiscal 2007, an increase of approximately $4.9 million, or 41%, from revenues of approximately $12 million in fiscal 2006. This large improvement in revenues resulted from an increase of $4 million in our Oceanside office which had 2 jobs worth a combined $4.4 million get significantly completed as well as growth of 1.4 million in our Reno office, which was opened in 2006. The growth in Reno was due to the branch closing contracts in working on jobs, where 2006 did not close or work on.

Gross profit increased from approximately$4.9 million in fiscal 2006 to approximately $6.5 million in fiscal 2007. This improvement of approximately $1.6 million, or 33%, was primarily due to the 41% growth in revenues. This was offset by an increase in the cost of labor as it relates to revenue. This stemmed from ineffective project execution, requiring more personnel to be added to in order to get jobs caught up and/or completed within the scope of the contract. Several contracts in one of our offices hit critical junctures at one time and we were forced to add man hours from other offices as well as use subcontract labor, adding costs to projects that were not in the original cost estimation. All other cost of sales items remained constant for the year, where materials dropped 1% as a percentage of sales.

SG&A expenses were approximately $4.8 million in fiscal 2007 compared to approximately $4.4 million for fiscal 2006. The increase of approximately $.4 million was primarily due to employee-related expenses resulting from additional staff hired throughout fiscal 2007 to support our growth.  SG&A expense as a percentage of revenue fell to 28% in fiscal 2007 compared to 37% in the prior fiscal year as the 41% growth in revenues more than offset the increase in SG&A expenses.

Depreciation and amortization expense increased to $49,062 in fiscal 2007 compared to $39,138 in fiscal 2006. This increase of $9,924 was primarily due to the addition of new computers and leasehold improvements to our Oceanside office.

Net Interest expense stayed relatively flat at $70,332 in fiscal 2007 compared to $70,748 in fiscal 2006. This expense represents costs of using our line of credit and our long term debt.

Income before income tax expense increased to $1,589,211 in fiscal 2007 from $342,687 in fiscal 2006. This $1,246,524 improvement was due to higher gross profit from increased revenues partially offsetting this improvement was higher SG&A expense in fiscal 2007.

Nine Months Ended September 30, 2008 versus 2007

Revenues were approximately $11.2 million for the nine months ended September 30, 2008, a decrease of approximately $1.3 million, or 10%, from revenues of approximately $12.5 million for the nine months ended September 30, 2007. This decrease was primarily the results of the slowing economy. We have seen a drop off of bids, awards and new construction throughout our regions.

Gross profit decreased to approximately $4.2 million for the nine months ended September 30, 2008 from approximately $4.7 million in fiscal 2007. This decrease of approximately $.5 million, or 11%, was due to the 10% loss in revenues. The gross margin of 38% in 2008 matches the 38% achieved in 2007. All major classifications of cost of revenues remained the same as a percentage of revenue.

SG&A expenses were approximately $3.9 million the nine months ended September 30, 2008 compared to approximately $3.5 million the nine months ended September 30, 2007. The Company was able to hold costs as a whole as we saw the economy began to pull back to try and be prepared for the tighter times as revenues began to slow. SG&A expense took a one time hit of $419,000 for due to asset purchase agreement. The remaining SG&A as a whole in terms of dollars remained constant, but rose as a percentage of revenue to 35.0% in fiscal 2008 compared to 28.2% in the prior fiscal year as the 10% decrease in revenues offset the flat costs in SG&A expenses, when excluding the onetime charge.

Depreciation and amortization expense increased to $38,776 for the nine months ended September 30, 2008 compared to $34,368 in the nine months ended September 30, 2007. This increase of $4,408 was primarily due to the addition of new computers.

Net interest expense increased to $59,627 for the nine months ended September 30, 2008 compared to $52,109 in the nine months ended September 30, 2007. This increase of $7,518 was primarily due to the use of the line of credit for working capital purposes.

Income before income tax expense decreased to $217,634 for the nine months ended September 30, 2008 from $1,110,671 for the nine months ended September 30, 2007. This approximately $.9 million decrease was due to lower gross profit of approximately $496,000 combined with onetime expenses of approximately $419,000 pertaining to onetime costs on an asset purchase agreement.

LIQUIDITY AND CAPITAL RESOURCES

Fiscal Year 2007 versus 2006

For the twelve months ended December 31, 2007, the Company experienced a net income of $1,572,111. At December 31, 2007, the Company had $10,653 in cash. Accounts receivable, net of allowances for doubtful accounts, were $3,940,260 at the end of 2007, which at 87% of assets is approximately 5% higher than at December 31, 2006.

At December 31, 2007, we had working capital of $1,522,888, compared to working capital of $599,625 at December 31, 2006. The ratio of current assets to current liabilities increased to 1.5:1 at December 31, 2007 compared to 1.2:1 at December 31, 2006. Cash flow provided by operations during 2007 was $385,735 as compared to $298,911 at December 31, 2006. The Company anticipates that its existing capital resources will be adequate to satisfy its capital requirements for the foreseeable future.

The Company's principal liquidity at December 31, 2007 included cash of $10,653, and $3,940,260 net accounts receivable. The Company's liquidity position remains sufficient enough to support on-going general administrative expense, strategic positioning, and the garnering of contracts and relationships.

Cash Flow

For the year ended December 31, 2007, we had positive cash flow from operations of $385,735 as compared to a cash flow from operations of $298,911 in 2006. This $86,824 increase is minimal due to the increase in receivables and a reversal of an accrual for losses from 2006, which offset the $1,272,024 in operating income. With minimal increases in corporate level staff expected over the next year, the cash flow is anticipated be positive for 2008.

Our business does not require significant amounts of investment in long-term fixed assets. The substantial majority of the capital used in our business is working capital that funds our costs of labor materials deployed in project work until our customers pay us. Our average job duration generally allows us to complete the realization of revenue and earnings in cash within a few months of invoicing.

Accordingly, we believe cash flow, by encompassing the Company's acquisition efforts, profit margins and the use of working capital over our approximately three month working capital cycle, is an effective measure of operating effectiveness and efficiency when considered in light of the Company's business plan for acquisitions and regional growth. The Company anticipates positive cash flows from operations in 2008.

Nine Months Ended September 30, 2008 versus 2007

For the nine months ended September 30, 2008, the Company experienced a net income of $212,633. At September 30, 2008, the Company had $64,482 in cash. Accounts receivable, net of allowances for doubtful accounts, were $3,678,823 at September 30, 2008, which at 82% of assets is approximately 11% higher than at September 30, 2007.

At September 30, 2008, we had working capital of $1,144,750, compared to working capital of $1,112,068 at September 30, 2007. The ratio of current assets to current liabilities was the same 1.4:1 at September 30, 2008 compared to 1.4:1 at September 30, 2007. Cash flow provided by operations during 2008 was $83,633 as compared to $342,350 at September 30, 2007. The Company anticipates that its existing capital resources will be adequate to satisfy its capital requirements for the foreseeable future.

The Company's principal liquidity at September 30, 2008 included cash of $64,482, and $3,678,823 of net accounts receivable. The Company's liquidity position remains sufficient enough to support on-going general administrative expense, strategic positioning, and the garnering of contracts and relationships.

Cash Flow

For the nine months ended September 30, 2008, the Company had positive cash flow from operations of $83,634 as compared to a cash flow from operations of $342,350 in 2006. This $258,716 decrease is primarily due to onetime costs incurred on an asset purchase agreement of approximately $419,000. This is primarily offset by cash from receivables increase year over year of approximately $201,000. With minimal increases in corporate level staff expected over the next year, the cash flow is anticipated be positive for 2009.

Line of Credit Facility

The line of credit facility is primarily used to fund short-term changes in working capital. The total capacity of the facility at December 31, 2008 was $950,000. The Company currently believes that sufficient liquidity exists but may seek approval to increase the facility to $1.5 million in the future if considered necessary. We believe the line of credit facility provides adequate liquidity and financial flexibility to support our expected growth in fiscal 2009 and beyond.

The facility contains customary financial covenants require us to maintain certain financial ratios, including an asset coverage ratio and dollars, debt to equity ratio and a tangible net worth requirement. Non-compliance with any of these ratios or a violation of other covenants could result in an event of default and reduce availability under the facility. We are currently in compliance with all covenants and have full availability under the facility.

Long Term Notes

Long term notes with original principal balances of $900,000, were issued through our bank on February 3, 2007for  $650,000 and December 31, 2008, $250,000. The notes were are payable over 5 years and will be paid off on or about February 1, 2012 and December 31, 2013 The notes carry interest rates of 7.76% and 5.5% respectively. These notes are held by the same bank the Company uses for its banking and where the line of credit is held.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our operations do not employ financial instruments or derivatives which are market sensitive and we do not have financial market risks.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table lists stock ownership of our Common Stock as of March 30, 2009 after the consummation of the merger with Pro-Tech  based on 18,600,000 issued and outstanding shares. The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of three directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class
Tim Crane 8540 Younger Creek Dr, #2 Sacramento, CA 95828	12,800	.069%
Michael P. Walsh 8540 Younger Creek Dr, #2 Sacramento, CA 95828	330,000	1.8%
Jan Engelbrecht 8540 Younger Creek Dr, #2 Sacramento, CA 95828	-0-	0%
Donald H. Gordon 8540 Younger Creek Dr, #2 Sacramento, CA 95828	5,050,000	27.2%

All Executive Officers and Directors as a Group (4 Persons)	5,392,800	29.0%

David J. Baker
8540 Younger Creek Dr, #2 Sacramento, CA 95828	2,940,000	15.8%
Mark Whittaker
8540 Younger Creek Dr, #2 Sacramento, CA 95828	5,050,000	27.2%

.
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Post-Merger Management

Name	Age	Positions and Offices Held
Donald Gordon	49	CEO; Director
Michael Walsh	46	CFO
Jan Engelbrecht	49	Director
Tim Crane	52	Director

Donald Gordon - CEO, co-founder of Pro-Tech Fire Protection Systems Corp.
Mr. Gordon, President and co-founder, brings 29 years of experience in all aspects of fire protection and construction company experience.  In 1995, Mr. Gordon, along with Mark Whittaker, formed Pro-Tech Fire Protection and continues to run financial, as well as, day to day operations.  Mr. Gordon's experience includes general management, project management, sales, and field work.  Mr. Gordon remains active in the development of new business opportunities and fostering long-term business relationships with key clients.

Jan Engelbrecht – Director

Jan F. Engelbrecht is a newly appointed Board member as of January 2009. Mr. Engelbrecht has served in the finance and technology industries for 25 years.  As a CPA, Mr. Engelbrecht lead audit and consulting engagements for Arthur Anderson and Price Waterhouse in various industries including Banking, Oil & Gas, Real Estate, and High Technology.  For the past ten years, Mr. Engelbrecht has served as a Software Client Executive for a world-wide technology company.

Tim Crane – Director
Tim Crane has been in the insurance industry for 29 years. He joined InterWest Insurance Services in 1990 as a sales producer. In 1996 he was promoted to Vice President and became a partner in the firm. In 2005 he was elected to the board of directors, a position he continues to serve on. Tim holds a Bachelor of Science in Business Administration from Northeastern University. He has been involved in volunteer work for the United Cerebral Palsy, IBA West, American Cancer Society and several church and school groups.

Michael Walsh – Chief Financial Officer
Michael Walsh, CFO, brings over 22 years of experience in Accounting and Finance in both private and public sectors, with established and startup companies.  Mr. Walsh has been a member of the Pro-Tech Fire Protection team since 2006. From September 2005- December 2006, Mr. Walsh was with Falcon Technology Holdings, Inc. acting as its Chief Financial Officer.  From January 2004 – September 2005, Mr. Walsh was the CFO of IQ Biometrix, Inc. a forensic software startup company.  The Company merged with Wherify Wireless, Inc. and upon the close of the merger, Mr. Walsh became Corporate Controller.  Mr. Walsh holds a Master's degree as well as a bachelor's degree in Business Administration.

Audit Committee Financial Expert

The Company does not have an audit committee or a compensation committee of its board of directors. In addition, the Company’s board of directors has determined that the Company does not have an audit committee financial expert serving on the board. When the Company develops its operations, it will create an audit and a compensation committee and will seek an audit committee financial expert for its board and audit committee.

CONFLICTS OF INTEREST
There are no conflicts of interest with any officers, directors or executive staff.

EXECUTIVE COMPENSATION OF PRO-TECH.

 2007 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Comp. ($)	Total ($)
Don Gordon President	2007	250,000	-	-	-	-	-	-	250,000
	2006	180,000	-	-	-	-	-	-	180,000
	2005	150,000	-	-	-	-	-	-	150,000

Michael Walsh CFO	2007	110,000	-	-	-	-	-	-	110,000
	2006	-	-	-	-	-	-	-	-
	2005	-	-	-	-	-	-	-	-

2007 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

NONE

2007 ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursements ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)

Donald Gordon	2007	2,032	0	13,612	7,336	0	0	22,980

Michael Walsh	2007	0	0		0	0	0

2007 PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking	Financial Planning/ Legal Fees	Club Dues	Executive Relocation	Total Perquisites and Other Personal Benefits

Don Gordon	2007	2,032	0	0	0	2,032

2007 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

		Before Change in Control	After Change in Control
Name	Benefit	Termination w/o Cause or for Good Reason	Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control

Michael Walsh CFO	Severance	10,417	10,417	0	0	0	0
	Sale of Company						1% of gross sales price

Michael Walsh, CFO, is under an employment agreement with the Company.  The agreement calls for an annual salary of $110,000 plus payment of health benefits.  It is for no specific length of time and can be terminated without cause.  Should there be termination without cause, Mr. Walsh is will be paid severance equal to one months’ salary and to pay benefits for three months.  There is also a stipulation that if the Company is sold, Mr. Walsh will receive a 1% bonus of the gross selling price of the Company.  In October 2008, Mr. Walsh’s salary was raised to $125,000 annually.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Pro-Tech has a lease with BG&KW, LLC, (“BGKW”) by which it pays all maintenance and operating expenses of the planes owned by BGKW.  In exchange, the Company has unlimited use of these planes.  The planes are used by the CEO to fly to job sites, vendor and customer meetings and office visits to our remote offices

 RECENT SALES OF UNREGISTERED SECURITIES OF THE COMPANY.

During the past three years, we have sold securities which were not registered as follows:

Date	Name	Number of Shares	Consideration
April 11, 2007	Melissa Schessler	2,000,000	Cash and services $5,000

On April 11, 2007, we issued 2,000,000 shares of our common stock to Melissa Schessler, our founding shareholder and the sole officer and director, in exchange for services and cash in the amount of $5,000.  This sale of stock did not involve any public offering, general advertising or solicitation.  At the time of the issuance, Ms. Schessler had fair access to and was in possession of all available material information about our company, as he is the sole officer and director of MMB.  The shares bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act.  On the basis of these facts, we claim that the issuance of stock to our founding shareholder qualifies for the exemption from registration contained in Section 4(2) of the Securities Act of 1933.

On December 31, 2008, the Company issued 10,100,000 shares to shareholders of Pro-Tech Fire Protection Systems Corp. (“Pro-Tech”) as part of a merger, whereby Pro-Tech would become a wholly owned subsidiary of the Company.  This issuance of stock did not involve any public offering, general advertising or solicitation.  At the time of the issuance, Pro-Tech had fair access to and was in possession of all available material information about our company.  The shares bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act.

On January 16, 2009, the Company issued 3,000,000 shares to shareholders of Conesco, Inc. (“Conesco”, (now Pro-Tech Flooring), as part of an acquisition, whereby Conesco would become a wholly owned subsidiary of the Company.  This issuance of stock did not involve any public offering, general advertising or solicitation.  At the time of the issuance, Conesco had fair access to and was in possession of all available material information about our company.  The shares bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act.

On January 16, 2009, the Company issued 1,000,000 shares of common stock, vesting monthly over thirty six months, to 14 key employees as incentives for continuing service.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 70,000,000 shares of Common Stock, par value $.001 per share. The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Certificate of Incorporation, amendment to the Certificate of Incorporation and the By-laws, copies of which are filed as exhibits to this registration statement.

COMMON STOCK

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

DIVIDENDS

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, for use in its business operations and accordingly, the Board of Directors does not anticipate declaring any dividends prior to a business combination.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Neither our Articles of Incorporation nor Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statute ("NRS"). NRS Section 78.502, provides that a corporation shall indemnify any director, officer, employee or agent of a corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with any the defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.502(1) or 78.502(2), or in defense of any claim, issue or matter therein.

NRS 78.502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747, provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

PRINCIPAL ACCOUNTING FEES AND SERVICES

On February 17, 2009, RBSM, LLP ("RBSM") was appointed as the independent auditor for Meltdown Massage & Body Works, Inc. (the "Company") commencing with the year ending December 31, 2008, and Arshad M Farooq, JD, CPA ("FAROOQ") were dismissed as the independent auditors for the Company as of February 10, 2009 ( “Date of Dismissal”).

The following table sets forth fees related to services performed by Arshad M Faroog, JD, CPA. Fees related to services performed by Arshad M Faroog, JD, CPA in 2007 were as follows:

2007
Arshad M Farooq
Audit Fees (1)	$3,500
Audit-Related Fees (2)	0
Tax Fees (3)	0
All Other Fees (4)	0

Total	$3,500

 (1)   Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.
(2)    During 2008, we did not incur fees for assurance services related to the audit of our financial statements and for services in connection with audits of our benefit plans, which services would be reported in this category.
(3)    Tax fees principally included tax advice, tax planning and tax return preparation.
(4)    Other fees related to registration statement reviews and comments.

Pre-Approval Policies

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

PROPOSAL 1 - ELECTION OF DIRECTORS

    At the Annual Meeting, three (3) Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successor has been elected and qualified. There are three nominees for Director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

Name	Age	Positions and Offices Held

Donald Gordon	49	CEO; Director
Jan Engelbrecht	49	Director
Tim Crane	52	Director

Donald Gordon - CEO, co-founder of Pro-Tech Fire Protection Systems Corp.

Mr. Gordon, President and co-founder, brings 29 years of experience in all aspects of fire protection and construction company experience.  In 1995, Mr. Gordon, along with Mark Whittaker, formed Pro-Tech Fire Protection and continues to run financial, as well as, day to day operations.  Mr. Gordon's experience includes general management, project management, sales, and field work.  Mr. Gordon remains active in the development of new business opportunities and fostering long-term business relationships with key clients.

Jan Engelbrecht – Director

Jan F. Engelbrecht is a newly appointed Board member as of January 2009. Mr. Engelbrecht has served in the finance and technology industries for 25 years.  As a CPA, Mr. Engelbrecht lead audit and consulting engagements for Arthur Anderson and Price Waterhouse in various industries including Banking, Oil & Gas, Real Estate, and High Technology.  For the past ten years, Mr. Engelbrecht has served as a Software Client Executive for a world-wide technology company.

Tim Crane – Director

Tim Crane has been in the insurance industry for 29 years. He joined InterWest Insurance Services in 1990 as a sales producer. In 1996 he was promoted to Vice President and became a partner in the firm. In 2005 he was elected to the board of directors, a position he continues to serve on. Tim holds a Bachelor of Science in Business Administration from Northeastern University. He has been involved in volunteer work for the United Cerebral Palsy, IBA West, American Cancer Society and several church and school groups.

Board of Directors

           Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their respective successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company may issue stock compensation to and reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2010 AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors appointed RBSM, LLP s the Company's independent certified public accountants.  A representative of RBSM, LLPmay be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint RBSM, LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF RBSM, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

PROPOSAL 3 - RATIFICATION OF THE COMPANY’S 2009 STOCK OPTION PLAN

This summary is qualified in its entirety by the terms of the 2009 Stock Option Plan, a copy of which is attached hereto as Exhibit A.

The 2009 Stock Option Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2009 Stock Option Plan shall be two million (2,000,000) shares of common stock.

To date, no options have been awarded pursuant to the 2009 Stock Option Plan.

The 2009 Stock Option Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the common stock) of the fair market value per share of common stock on the date the options are granted. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

The Committee may grant shares of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion (“Restricted Stock”), which terms, conditions and restrictions shall be set forth in the instrument evidencing the Restricted Stock award.  The Committee may provide that the forfeiture restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee.  The grantee of a Restricted Stock award shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise, (i) the grantee shall not be entitled to delivery of the Common Stock certificate until the applicable forfeiture restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the forfeiture restrictions have expired, (iii) the grantee may not transfer the Common Stock until the forfeiture restrictions have expired and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock agreement shall cause a forfeiture of the Restricted Stock award.

The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2009 Stock Option Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

     The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.  However, the Committee may not waive the repurchase or forfeiture period with respect to a Restricted Stock award that has been granted if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

The 2009 Stock Option Plan may be amended, terminated or suspended by the Board at any time.  The 2009 Stock Option Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2009 Stock Option Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the 2009 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

The Board of Directors of the Company believes that the 2006 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE COMPANY’S 2009 STOCK OPTION PLAN.

PROPOSAL 4 - APPROVAL OF THE COMPANY’S NAME CHANGE FROM MELTDOWN MASSAGE AND BODY WORKS, INC. TO PRO-TECH INDUSTRIES

Our Board of Directors has adopted a resolution declaring the advisability of amending and restating our Articles of Incorporation to effect a name change from Meltdown Massage and Body Works, Inc. to Pro-Tech Industries, Inc. a name that better reflects our current business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE COMPANY'S NAME CHANGE FROM MELTDOWN MASSAGE AND BODY WORKS, INC. TO PRO-TECH FIRE PROTECTION SYSTEMS CORP.

DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes does not provide for dissenter's rights of appraisal in connection with the name change.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

           This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-K for the year ended December 31, 2007, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

ADDITIONAL INFORMATION

           If you have any questions about the actions described above, you may contact the company at 8540 Younger Creek Drive, #2., Sacramento, CA 95828, and the Company’s phone number is (916) 388-0255.

           We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, Room 1580, Washington, D.C. 20549. Additionally,  these  filings  may be viewed at the SEC's  website  at http://www.sec.gov.

           We filed our annual report for the fiscal year ended December 31, 2007 on Form 10-KSB with the SEC.  A copy of past annual reports on Form 10-KSB and our filings on Form 10-Q, Form 10-QSb or Form 8-K (except for certain exhibits  thereto),  may be obtained,  upon written request by any stockholder to 8540 Younger Creek Drive, #2., Sacramento, CA 95828, and the Company’s phone number is (561) 398-8196.

INFORMATION INCORPORATED BY REFERENCE

           The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

           Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

           Quarterly Report on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 and all Form 8-K reports.

           All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described  herein.

           Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this  Information  Statement  to the extent  that a  statement contained herein or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein  modifies or  supersedes  such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

           This Information Statement   incorporates,   by reference,   certain documents that are not presented herein or delivered herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference  herein,  are available  without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2010 and have it included in our proxy statement must submit the proposal in writing to Donald Gordon. We must receive the proposal no later than December 31, 2009.

Shareholders intending to present a proposal at the Annual Meeting in 2010, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act").  The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting.  Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2010 no later than December 31, 2009.  If the notice is after December 31, 2009, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2010.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ Donald Gordon

DONALD GORDON
Chief Executive Officer

March 30, 2009

Exhibit A

2009 STOCK OPTION PLAN
______________________________________

1.            Purpose.  The purpose of this Plan is to advance the interests of Meltdown Massage and Body Works, Inc., a Nevada corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.            Definitions.  As used herein, the following terms shall have the meanings indicated:
(a)           “Board” shall mean the Board of Directors of the Company.

(b)           “Cause” shall mean any of the following:

(i)            a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii)           a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii)           any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv)           a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v)           any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi)           a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii)           if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c)           “Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)           “Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

(f)           “Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

(g)           “Director” shall mean a member of the Board.

(h)           “Employee” shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

(i)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)           “Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner.  For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days.  If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(k)           “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(l)           “Non-Statutory Stock Option” or “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(m)           “Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.  Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company.  As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant.  Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(n)           “Option” (when capitalized) shall mean any stock option granted under this Plan.

(o)           “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(p)           “Plan” shall mean this 2009 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company’s issued and outstanding Common Stock of the Company.

(q)           “Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(r)           “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.           Shares and Options.  Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to two million (2,000,000) shares from Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan.  If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan.  Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan.  Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option.  All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

4.           Limitations.  Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

5.           Conditions for Grant of Options.

(a)           Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law.  Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company.  Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b)           In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine.  The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters.  The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(c)           The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries.  Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

6.           Exercise Price.  The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value.  Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7.           Exercise of Options.

(a)           An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements.  Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares.  The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder.  If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

(b)           No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

(c)           Any Option may, in the discretion of the Committee, be exercised pursuant to a “cashless” or “net issue” exercise.  In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option (b) divided by the Fair Value of one such share.  If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

8.           Exercisability of Options.  Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

(a)           The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b)           Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)           The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.           Termination of Option Period.

(a)           Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)           three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

(ii)           immediately upon (A) the termination by the Company of the Optionee’s employment for Cause, or (B) an Improper Termination;

(iii)           one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv)           the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

(b)           The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date.  Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c)           Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

10.           Adjustment of Shares.

(a)           If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)           appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii)           appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii)           such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b)           Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

(c)           Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)           Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(e)           The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing.  The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.           Transferability.  No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12.           Issuance of Shares.  As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i)           a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and
(ii)           an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and
(iii)           any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

13.           Stock Appreciation Rights.  The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted.  A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted.  Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion.  The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14.           Restricted Stock Awards.   The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares.  The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

15.           Administration of this Plan.

(a)           This Plan shall be administered by the Committee, which shall consist of not less than two Directors.  The Committee shall have all of the powers of the Board with respect to this Plan.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b)           Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to:  (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

(c)           The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan.  The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d)           Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e)           No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

16.           Incentive Options for 10% Stockholders.  Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

17.           Interpretation.

(a)           This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code.  If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)           This Plan shall be governed by the laws of the State of Nevada.

(c)           Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d)           Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e)           Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

18.           Amendment and Discontinuation of this Plan.  Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

19.           Termination Date.  This Plan shall terminate ten years after the date of adoption by the Board of Directors

PRO-TECH FIRE PROTECTION SYSTEMS CORP.

FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

WITH AUDIT REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRO-TECH FIRE PROTECTION SYSTEMS CORP.

Index to Financial Statements

RBSM LLP
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Pro-Tech Fire Protection Systems Corp.
Sacramento, California

We have audited the accompanying balance sheets of PRO-TECH FIRE PROTECTION SYSTEMS, CORP. (the “Company”) as of December 31, 2007 and 2006 and the related statement of operations, stockholders’ equity, and cash flows for each of the two years ended December 31, 2007. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based upon our audits.

We have conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the two years ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/RBSM LLP
RBSM LLP
Certified Public Accountants

New York, New York
December 30, 2008

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
BALANCE SHEET
December 31, 2007 and 2006

	2007	2006
ASSETS
Current Assets:
Cash and cash equivalents	$10,653	$48,225
Contract receivable, net of allowance for doubtful accounts as of December 31, 2007 and 2006, of $0 and $0, respectively (Note B)	3,940,260	2,908,281
Costs and estimated earnings in excess of billings (Note C)	386,837	408,587
Other current assets	60,200	93,412
Total current assets	4,397,950	3,458,505

Property and equipment: (Note E)	594,947	573,901
Less: accumulated depreciation	487,795	495,975
Net property and equipment	107,152	77,926

Other Assets:
Intangibles, net of accumulated amortization as of December 31, 2007 and 2006, of $16,334 and $12,333, respectively (Note F)	3,666	7,667
Deposits	8,856	10,703
Total assets	$4,517,624	$3,554,801

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses (Note G)	$1,750,897	$1,355,364
Notes payable – others –current portion (Note I)	120,774	110,825
Accruals on uncompleted contracts (Note C)	671,690	867,999
Reserve for loss on uncompleted contracts	65,200	524,691
Line of credit (Note H)	266,500	-
Total current liabilities	2,875,061	2,858,879

Long -Term Liabilities:
Notes payable- others – long term portion (Note I)	440,081	552,549

Commitments and contingencies (Note L)	-	-

Stockholders' Equity: (Note J)
Common Stock, no par value; 10,000 shares authorized; 100 shares issued and outstanding at December 31, 2007 and 2006 (Note J )	10,641	10,641
Retained earnings	1,191,841	132,731
Total stockholders’ equity	1,202,482	143,372

Total liabilities and stockholders' equity	$4,517,624	$3,554,801

See accompanying notes to these financial statements

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
STATEMENT OF OPERATIONS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

	2007	2006
Net revenue	$16,893,784	$12,003,980
Cost of sales	10,436,749	7,086,388
Gross profit	6,457,035	4,917,592

Operating Expenses:
Depreciation and amortization (Note E & F)	49,062	39,138
Selling, general and administrative	4,748,430	4,465,019
Total Operating Expenses	4,797,492	4,504,157

Income from Operations	1,659,543	413,435

Other Income (Expense):
Interest income(expense), net	(70,332)	(70,748)
Total Other Expenses	(70,332)	(70,748)

Income taxes	17,100	42,600

Net Income	$1,572,111	$300,087

See accompanying notes to these financial statements

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE TWO YEARS ENDED DECEMBER 31, 2007

	Common Stock
	Common Shares	Amount	Retained Earnings	Total Stockholders’ Equity
Balance at January 1, 2006	100	$10,641	$32,279	$42,920
Dividend distributions (Note K)	-	-	(199,635)	(199,635)
Net Income	-	-	300,087	300,087
Balance at December 31, 2006	100	$10,641	$132,731	$143,372
Dividend distributions (Note K)	-	-	(513,000)	(513,000)
Net income	-	-	1,572,111	1,572,111
Balance at December 31, 2007	100	$10,641	$1,191,842	$1,202,483

See accompanying notes to these financial statements

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Cash Flows From Operating Activities:
Net income from operations	$1,572,111	$300,087
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	49,062	39,138
Bad debt	28,815	19,354
Accruals (reversal) of loss against uncompleted contracts	(459,491)	522,580
(Increase) decrease in:
Contract receivable	(1,060,794)	(689,811)
Other current assets, net	35,058	(86,056)
Costs and estimated earnings in excess of billings	21,750	(283,890)
Billings in excess of costs and estimated earnings	(196,309)	193,220
Increase (decrease) in:
Accounts payable and accrued expenses, net	395,533	284,289
Net Cash Provided by Operating Activities	385,735	298,911

Cash Flows From Investing Activities:
Payment for purchase of property and equipment	(74,288)	(29,593)
Net Cash Used In Investing Activities	(74,288)	(29,593)

Cash Flows From Financing Activities:

Payments for dividend distributions (Note J)	(513,000)	(199,635)
Net proceeds from (payment of ) Long Term Debt	(102,520)	622,542
Proceeds from (payments of) line of credit	266,500	(750,000)
Net Cash Used In Financing Activities	(349,020)	(327,093)

Net Decrease in Cash And Cash Equivalents	(37,573)	(57,775)

Cash and cash equivalents at beginning of year	48,225	106,001
Cash and cash equivalents at the end of year	$10,653	$48,225

Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest	$87,433	$70,554
Cash paid during period for taxes	$-	$-

Non-Cash Investing and Financing Transactions:
Dividend distribution - in kind	$172,705	$172,705

See accompanying notes to these financial statements

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation

The Company, Pro-Tech Fire Protection Systems Corp. (“the Company”) was formed on June 2, 1995 in the state of California. The Company is engaged primarily in the design, consultation and installation of commercial and industrial fire sprinklers and related systems.  The work is performed primarily in Northern California, Southern California and Nevada.

Revenue Recognition

The Company recognizes revenues from fixed-price and modified fixed-price construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” or “accruals on uncompleted contracts” represents billings in excess of revenues recognized.

Contract Receivables

Contract receivables are recorded when invoices are issued and are presented in the balance sheet net of the allowance for doubtful accounts. Contract receivables are written off when they are determined to be uncollectible. The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions in the construction industry, and the financial stability of its customers.

Advertising

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company incurred $53,962 and $40,127, of advertising costs for the years ended December 31, 2007 and 2006, respectively.

Income Taxes

The Company has elected to be treated as subchapter “S” corporation for federal tax purposes. Therefore, no provision has been made for corporate federal income taxes and the stockholders have consented to include the income or loss in their individual tax returns. The Company is, however, liable for minimum state taxes. The Company provides for income taxes based on pre-tax earnings reported in the financial statements. Certain items such as depreciation are recognized for tax purposes in periods other than the period they are reported in the financial statements.

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost and depreciated over their estimated useful lives of 3 to 10 years using the straight-line method as follows:

Construction equipment	5-7years
Automobiles	5 years
Computer Software	3 years
Office equipment and furniture	3-7years
Airplanes	10 years

Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period.  The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should any impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.  SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and receivables.  The Company places its cash and temporary cash investments with credit quality institutions.  At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its contract receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $0 and $0 as of December 31, 2007 and 2006, respectively.

Stock Based Compensation

In December 2003, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the period from January 1, 2003 through December 31, 2007 and will adopt the interim disclosure provisions for its financial reports for the subsequent periods. The Company does not have stock based awards of compensation to employees granted or outstanding during the period from January 1, 2006 through December 31, 2007.

Stock Based Compensation (continued)

On December 16, 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123R (revised 2004), "Share-Based Payment" which is a revision of FASB Statement No. 123, "Accounting for Stock-Based Compensation". Statement 123R supersedes APB opinion No. 25, "Accounting for Stock Issued to Employees", and amends FASB Statement No. 95, "Statement of Cash Flows". Generally, the approach in Statement 123R is similar to the approach described in Statement 123. However, Statement 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  Pro-forma disclosure is no longer an alternative.  On April 14, 2006, the SEC amended the effective date of the provisions of this statement.  The effect of this amendment by the SEC is that the Company will have to comply with Statement 123R and use the Fair Value based method of accounting no later than the first quarter of 2007.  The Company has no stock based compensation.

Comprehensive Income

Statement of Financial Accounting Standards No. 130 (“SFAS 130”), “Reporting Comprehensive Income,” establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances.  Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.  The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

New Accounting Pronouncements

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets – an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The  Company  does not  expect its  adoption  of this new standard  to have a  material  impact  on its  financial  position,  results  of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”.  The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements.  The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007.   In February 2008, the FASB issued FASB Staff Position (“FSP”) 157-2, “Effective Date of FASB Statement No. 157” (“FSP 157-2”), which delayed the effective date of SFAS No. 157 for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis, until fiscal years beginning after November 15, 2008.   We have not yet determined the impact that the implementation of FSP 157-2 will have on our non-financial assets and liabilities which are not recognized on a recurring basis; however, we do not anticipate the adoption of this standard will have a material impact on our financial position, results of operations or cash flows.

In September 2006 the FASB issued its SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132®” (“SFAS No. 158”). SFAS No. 158 improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. SFAS No. 158 also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The effective date for an employer with publicly traded equity securities is as of the end of the fiscal year ending after December 15, 2006.  SFAS No. 158 did not have a material impact on its financial position, results of operations or cash flows.

In December 2006, the FASB issued FSP EITF 00-19-2, “Accounting for Registration Payment Arrangements” (“FSP 00-19 -2”) which addresses accounting for registration payment arrangements. FSP 00-19 -2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies”.  FSP 00-19 -2 further clarifies that a financial instrument subject to a registration payment arrangement should be accounted for in accordance with other applicable generally accepted accounting principles without regard to the contingent obligation to transfer consideration pursuant to the registration payment arrangement.  For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to the issuance of EITF 00-19-2, this guidance shall be effective for financial statements issued for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years. The Company did not have a material impact on its financial position, results of operations or cash flows

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115  ” (“SFAS No. 159”).  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities.  SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”.  The adoption of SFAS No. 159 is not expected to have a material impact on our financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS No. 141(R)”), which establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in an acquiree, including the recognition and measurement of goodwill acquired in a business combination. SFAS No. 141(R) is effective as of the beginning of the first fiscal year beginning on or after December 15, 2008.  Earlier adoption is prohibited and the Company is currently evaluating the effect, if any that the adoption will have on its financial position results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS No. 160”), which will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity within the consolidated balance sheets. SFAS No. 160 is effective as of the beginning of the first fiscal year beginning on or after December 15, 2008.  Earlier adoption is prohibited and the Company is currently evaluating the effect, if any that the adoption will have on its financial position results of operations or cash flows.

In June 2007, the Accounting Standards Executive Committee issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”). SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the “Audit Guide”).  SOP 07-1 was originally determined to be effective for fiscal years beginning on or after December 15, 2007, however, on February 6, 2008, FASB issued a final Staff Position indefinitely deferring the effective date and prohibiting early adoption of SOP 07-1 while addressing implementation issues.

In June 2007, the FASB ratified the consensus in EITF Issue No. 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services to be Used in Future Research and Development Activities” (EITF 07-3), which requires that nonrefundable advance payments for goods or services that will be used or rendered for future research and development (R&D) activities be deferred and amortized over the period that the goods are delivered or the related services are performed, subject to an assessment of recoverability. EITF 07-3 will be effective for fiscal years beginning after December 15, 2007.  The Company does not expect that the adoption of EITF 07-3 will have a material impact on our financial position, results of operations or cash flows.

In December 2007, the FASB ratified the consensus in EITF Issue No. 07-1, “Accounting for Collaborative Arrangements” (EITF 07-1). EITF 07-1 defines collaborative arrangements and requires collaborators to present the result of activities for which they act as the principal on a gross basis and report any payments received from (made to) the other collaborators based on other applicable authoritative accounting literature, and in the absence of other applicable authoritative literature, on a reasonable, rational and consistent accounting policy is to be elected. EITF 07-1 also provides for disclosures regarding the nature and purpose of the arrangement, the entity’s rights and obligations, the accounting policy for the arrangement and the income statement classification and amounts arising from the agreement. EITF 07-1 will be effective for fiscal years beginning after December 15, 2008, which will be the Company’s fiscal year 2009, and will be applied as a change in accounting principle retrospectively for all collaborative arrangements existing as of the effective date. The Company has not yet evaluated the potential impact of adopting EITF 07-1 on our financial position, results of operations or cash flows.

In March 2008, the FASB” issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133” (“SFAS No. 161”).   SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows.  Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged.  We are currently evaluating the impact of SFAS No. 161, if any, will have on our financial position, results of operations or cash flows.

In April 2008, the FASB issued FSP No. SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”.  This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”.   We are required to adopt FSP 142-3 on September 1, 2009, earlier adoption is prohibited.  The guidance in FSP 142-3 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption.  We are currently evaluating the impact of FSP 142-3 on our financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS No. 162").  SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (the GAAP hierarchy).  SFAS No. 162 will become effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles."  We do not expect the adoption of SFAS No. 162 will have a material effect on our financial position, results of operations or cash flows.

In May 2008, the FASB issued FSP Accounting Principles Board ("APB") 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1").   FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate.  FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis.  We are currently evaluating the potential impact, if any, of the adoption of FSP APB 14-1 on our financial position, results of operations or cash flows.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the Company’s present or future financial statements.

NOTE B – CONTRACT RECEIVABLES

Contract receivables at December 31, 2007 and 2006 consist of the followings:

	2007	2006
Contracts receivables	$2,966,591	$1,937,269
Retention receivables	973,669	971,012

	$3,940,260	$2,908,281

NOTE C – UNCOMPLETED CONTRACTS

At December 31, 2007 and 2006, costs, estimated earnings, and billings on uncompleted contracts are summarized as follows:

	2007	2006
Costs incurred to date on uncompleted contracts	$8,134,507	$4,747,430
Estimated earnings	1,301,596	576,286
	9,436,103	5,323,716
Less: billed revenue to date	(9,720,956)	(5,783,128)
	$(284,853)	$(459,412)

Costs and estimated earnings in excess of billings	$386,837	$408,587
Less: accruals on uncompleted contracts	(671,690)	(867,999)
	$(284,853)	$(459,412)

NOTE D – BACKLOG

The following schedule summarizes changes in backlog on contracts from January 1, 2006 through December 31, 2007. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year end and from contractual agreements on which work has not yet begun.

Backlog balance at January 1, 2006	$5,266,250
New contracts for the year ended December 31, 2006	16,761,247
Add: contract adjustments	738,191
Less: revenue for the year ended December 31, 2006	(12,003,980)
Backlog balance at December 31, 2006	$10,761,708
New contracts for the year ended December 31, 2007	12,491,121
Add: contract adjustments	2,094,432
Less: revenue for the year ended December 31, 2007	(16,893,785)
Backlog balance at December 31, 2007	$8,453,476

NOTE E – PROPERTY AND EQUIPMENT

Major classes of property and equipment at December 31, 2007 and 2006 consist of the followings:

	2007	2006
Vehicles	$196,948	$196,948
Leasehold improvements	55,899	22,537
Office equipments	167,370	182,186
Tools and other equipment	174,730	172,230
	594,947	573,901
Less: accumulated depreciation	(487,795)	(495,975)
Net Property and Equipment	$107,152	$77,926

Depreciation expense was $45,062 and $35,138 for the years ended December 31, 2007 and 2006, respectively.

During the year ended 2007, the Company wrote off assets with a gross acquisition value of $53,242 and a net book value of $0.  All of these assets were obsolete computers and software.

NOTE F – ASSETS ACQUISITION/INTANGIBLES

Intangibles consist of a non-compete agreement and includes the customer list and established contacts acquired in the purchase assets from Jones Fire Protection, Inc., which the Company acquired in December 2003.  The amortization period has been determined to be five years.

During both of the years ended December 31, 2007 and 2006, the Company recognized amortization expense of $4,000 using the straight-line method over five years.

The following summarizes intangible assets at December 31, 2007:

Non-Compete agreement	$20,000
Less: accumulated amortization	16,333

Net Intangibles	$3,667

The following summarizes projected amortization at December 31, 2007:

2008	$3,667
Total	$3,667

NOTE G – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at December 31, 2007 and 2006:

	2007	2006
Accounts payable	$1,441,836	$1,144,303
Accrued payroll and vacation	28,893	35,646
Accrued payroll taxes	53,181	25,144
Other liabilities	226,986	150,272
Total	$1,750,896	$1,355,365

NOTE H – BANK LINE OF CREDIT

The Company has a line of credit with Westamerica Bank in the amount of $800,000.  The line of credit is secured by substantially all of the assets of the Company and guaranteed by the Company’s principal stockholders.  In addition, entities owned and controlled by the Company’s principal stockholders are co-makers of the line of credit and have pledged substantially all of the assets as security for the line of credit (see Note K).  The line of credit bears interest at the Bank Rate minus 0.5%, per annum, with interest due and payable monthly and expires on February 28, 2008.  The balance outstanding under the line of credit at December 31, 2007 and 2006 amounted to $266,500 and $0, respectively. The Company is required to maintain a debt to equity ratio of 2.0, working capital of at least $1,000,000,  a working capital ratio 1.25, cash flow ratio of 1.1 and tangible net worth of 1,000,000.  At December 31, 2007, the Company was not in compliance with a debt to equity ratio 2.24, but was in compliance for all of the other covenants.  In February 2008, the line of credit was renewed with substantially the same covenants and terms and expires on March 1, 2009.  The line was increased to $950,000 at this time as well.  The tangible net worth covenant was increased to $1,250,000 when the line was renewed.

NOTE I – NOTES PAYABLE

Notes payable at December 31, 2007 and 2006 are as follows:

	2007	2006
Note payable in monthly installments of $449.12; interest at_9.3% per annum , secured by for computer equipment, due June 2008.	$3,016	$-
Note payable to Placer Sierra Bank, Inc., interest at 8.7% per annum, secured by equipment, with monthly principal payments of $2,042, plus interest, due August 2007.	-	18,374
Note payable to Bank, interest at 7.76% per annum; secured by substantially all of the Company’s assets ; with monthly principal and interest payments of $13,133.99, due February, 2012. The Note is guaranteed by the Company’s principal stockholders. In addition, entities owned and controlled by the Company’s principal stockholders are co-makers of the Note and have pledged substantially all of their assets as security for the Note (see Note K).	557,839	645,000
Total note payable	560,855	663,374
Less: current portion	120,774	110,825
Notes payable – long term	$440,081	$552,549

Aggregate maturities of long-term debt as of December 31, 2007 are as follows:

Year ended	Amount
December 31, 2008	$120,774
December 31, 2009	127,488
December 31, 2010	137,888
December 31, 2011	149,137
December 31, 2012	25,568
Total	$560,855

NOTE J – CAPITAL STOCK

The Company is authorized to issue 10,000 shares of common stock with no par value per share. As of December 31, 2007 and 2006, the Company had 100 shares of common stock issued and outstanding.

During the years ended December 31, 2007 and 2006, the Company distributed dividends to the stockholders totaling to $513,000 and $199,635, respectively.

NOTE K - RELATED PARTY TRANSACTIONS

The stockholders of the Company are co-owners of two (2) entities that provide charter air services, and on  occasion, the Company utilizes these entities  for air travel services in connection with the Company’s contracting During the years ended December 31, 2007 and 2006, the Company incurred and charged to operations  $207,987 and $234,038, respectively, in connection with air travel services provided by the entities to the Company. There were no payables owed to the entities  at December 31, 2007 and 2006, respectively.

The  entities are co-makers of a line of credit and a note payable and have pledged substantiality all of their assets to secure the line of credit (See Note H) and note payable (see Note I).

NOTE L - COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company leases office space under non-cancelable operating leases that expire through March 2011.
The Company also leases vehicles from Enterprise Fleet Services under non-cancelable operating leases expiring through November 2009.

Future minimum lease payments for the above leases over the next four years are as follows:

2008	253,974
2009	176,322
2010	78,025
2011	45,716
$554,037

For the years ended December 31, 2007 and 2006, rent expense was $145,221 and $83,135, respectively.  For the years ended December 31, 2007 and 2006, vehicle lease expense was $265,257 and $215,066, respectively.

Litigation

In March 2008, the Company became party to a lawsuit filed by Union local 669 as well as three former employees.  The Company believes that it has meritorious defenses to the plaintiff’s claims and intends to vigorously defend itself against the Plaintiff’s claims. Management believes the ultimate outcome of this matter will not have a material adverse effect on the Company’s consolidated financial position or results of operations.

NOTE M- MAJOR CUSTOMERS AND SUPPLIERS

The company has no single customer who makes up more than 10% of total revenues.

Purchases from the Company’s two and three major vendors, more than 10% of purchases) were approximately $3,020,300 and $2,627,400 or 62% and 73% of materials purchases for the years ended December 31, 2007 and 2006, respectively.

NOTE N – EMPLOYEE BENEFITS PLAN

The Company sponsors a defined contribution 401(k) plan covering substantially all full-time employees, which provides for the Company matching the participant's elective deferral up to 3% of their annual gross income. The Company's expense for the plan was $52,431 and $47,719, for the years ended December 31, 2007 and 2006, respectively.

NOTE M - SUBSEQUENT EVENTS

In February 2008, the line of credit was renewed with substantially the same covenants and terms and expiring on March 1, 2009.  The line was increased to $950,000 at this time as well.  The lone covenant change was to increase the required to be maintained at $1,250,000.

In August 2008, the Company opened a new office in Las Vegas, Nevada.

In September 2008, the Company started a new division for telecommunications and networking.  In December 2008, a contract was signed with EDS for work to be done with counties throughout the State of California through this division.

In September 2008, the Company acquired certain fixed assets from Tenetix, Inc. and had certain contracts novated to the Company to complete.  It also received a customer list which we believe will lead to other future contracts with certain of these customers.

In October 2008, the Company started an electrical division.  This division will work both with the alarm and detection division and as a standalone.  In October 2008, the Company received three contracts for work through a novation from Roebbelin Construction.

PRO-TECH FIRE PROTECTION SYSTEMS CORP.

Index to Financial Statements

Page

Unaudited Condensed Balance Sheets as of September 30, 2008 and 2007	F-2
Unaudited Condensed Statements of Operations for the Nine Months Ended September 30, 2008 and 2007	F-3
Unaudited Condensed Statement of Stockholders’ Equity for the Nine Months Ended September 30, 2008	F-4
Unaudited Condensed Statement of Cash Flows for the Nine Months Ended September 30, 2008 and 2007	F-5
Notes to Unaudited Condensed Financial Statements	F-6 ~F-15

F-1

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
CONDENSED BALANCE SHEETS
SEPTEMBER 30, 2008 and 2007
(UNAUDITED)

	2008	2007
ASSETS
Current Assets:
Cash and cash equivalents	$64,482	$201,354
Contract receivable, net of allowance for doubtful accounts as of September 30, 2008 and 2007, of $0 and $0, (Note B)	3,678,823	2,828,259
Costs and estimated earnings in excess of billings (Note C)	265,681	729,492
Other current assets	275,143	74,799
Total current assets	4,284,129	3,833,904

Property and equipment: (Note E)	703,820	594,947
Less: accumulated depreciation	523,572	474,101
Net property and equipment	180,248	120,846

Other Assets:
Intangibles, net of accumulated amortization as of September 30, 2008 and 2007, of $19,333 and $15,333, respectively (Note F)	667	4,667
Deposits	8,856	8,856

TOTAL ASSETS	$4,473,900	$3,968,273

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses (Note G)	$1,372,194	$1,435,492

Notes payable – others –current portion (Note I)	125,020	119,398
Accruals on uncompleted contracts (Note C)	773,474	574,534
Reserve for loss on uncompleted contracts	6,692	147,911
Line of credit (Note H)	862,000	444,500
Total current liabilities	3,139,380	2,721,835

Long -Term Liabilities:
Notes payable- others – long term portion (Note I)	345,403	471,115

Commitments and contingencies (Note L)	-	-

Stockholders' Equity: (Note J)
Common Stock, no par value; 10,000 shares authorized; 100 shares issued and outstanding at September 30, 2008 and 2007 (Note J )	10,641	10,641

Retained earnings	978,476	764,681
Total stockholders’ equity	989,117	775,322

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,473,900	$3,968,272

See accompanying notes to these unaudited condensed financial statements

F-2

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
CONDENSED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(UNAUDITED)

	2008	2007
Net revenue	$11,195,287	$12,508,910
Cost of sales	6,964,961	7,783,408
Gross profit	4,230,326	4,725,502

Operating Expenses:
Depreciation and amortization (Note E & F)	38,776	34,368
Selling, general and administrative	3,914,290	3,528,354
Total Operating Expenses	3,953,066	3,562,722

Income from Operations	277,261	1,162,780

Other Income (Expense):

Interest expense, net	(59,627)	(52,109)
Total Other Expenses	(59,627)	(52,109)

Income taxes	(5,000)	(721)

Net Income	$212,633	$1,109,950

See accompanying notes to these unaudited condensed financial statements

F-3

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008
(UNAUDITED)

	Common Shares	Amount	Retained Earnings	Total Stockholders’ Equity
Balance at December 31, 2007	100	$10,641	$1,191,842	$1,202,483
Dividend distributions (Note J)	-	-	(426,000)	(426,000)
Net income	-	-	212,634	212,634
Balance at September 30, 2008	100	$10,641	$978,476	$989,117

See accompanying notes to these unaudited condensed financial statements

F-4

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
CONDENSED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(UNAUDITED)

	2008	2007
Cash Flows From Operating Activities:
Net income from operations	$212,633	$1,109,950
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,776	34,368
Bad debt	155	19,845
Accruals (reversal) of loss against uncompleted contracts	(58,508)	(376,780)
(Increase) decrease in:
Contract receivable	261,283	60,177
Other current assets, net	(214,943)	20,460
Costs and estimated earnings in excess of billings	121,156	(320,905)
Billings in excess of costs and estimated earnings	101,784	(293,465)
Increase (decrease) in:
Accounts payable and accrued expenses, net	(378,703)	88,700
Net Cash Provided by Operating Activities	83,633	342,350

Cash Flows From Investing Activities:
Payment for purchase of property and equipment	(108,873)	(74,288)
Net Cash Used In Investing Activities	(108,873)	(74,288)

Cash Flows From Financing Activities:
Payment of principal on debt	(90,431)	(81,434)
Payments for dividend distributions (Note J)	(426,000)	(478,000)
Proceeds from (payments on) line of credit	595,500	444,500

Net Cash provided by (Used In) Financing Activities	79,069	(114,934)

Net Increase in Cash And Cash Equivalents	53,829	153,129

Cash and cash equivalents at beginning of period	10,653	48,225
Cash and cash equivalents at the end of period	$64,482	$201,354

Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest	$57,309	$44,129
Cash paid during period for taxes	$5,000	$721

Non-Cash Investing and Financing Transactions:
Dividend distribution - in kind (Note K)	$63,227	$59,503
Assets acquired against debt obligation (Note F)
Inventory	$30,000	-
Equipment	$89,000	-
Total	$129,000	-

See accompanying notes to these unaudited condensed financial statements

F-5

PRO-TECH FIRE PROTECTION SYSTEMS CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008 and 2007
(UNAUDITED)

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying unaudited condensed financial statements follows.

Business and Basis of Presentation

The Company, PRO-TECH FIRE PROTECTION SYSTEMS CORP. (“the Company”) was formed on May 4, 1995 in the state of California. The Company is engaged primarily in the design, consultation and installation of commercial and industrial fire sprinklers and related systems.  The work is performed primarily in Northern California, Southern California and Nevada.

Revenue Recognition

The Company recognizes revenues from fixed-price and modified fixed-price construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” or “accruals on uncompleted contracts” represents billings in excess of revenues recognized.

Contract Receivables

Contract receivables are recorded when invoices are issued and are presented in the balance sheet net of the allowance for doubtful accounts. Contract receivables are written off when they are determined to be uncollectible. The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions in the construction industry, and the financial stability of its customers.

Advertising

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company incurred $28,849 and $40,289, of advertising costs for the nine months ended September 30, 2008 and 2007, respectively.

Income Taxes

The Company has elected to be treated as subchapter “S” corporation for federal tax purposes. Therefore, no provision has been made for corporate federal income taxes and the stockholders have consented to include the income or loss in their individual tax returns. The Company is, however, liable for minimum state taxes. The Company provides for income taxes based on pre-tax earnings reported in the financial statements. Certain items such as depreciation are recognized for tax purposes in periods other than the period they are reported in the financial statements.

F-6

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost and depreciated over their estimated useful lives of 3 to 10 years using the straight-line method as follows:

Construction equipment	5-7years
Automobiles	5 years
Computer Software	3 years
Office equipment and furniture	3-7years
Airplanes	10 years

Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period.  The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should any impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.  SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and receivables.  The Company places its cash and temporary cash investments with credit quality institutions.  At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its contract receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $0 and $0 as of September 30, 2008 and 2007, respectively.

Stock Based Compensation

In December 2003, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the period from January 1, 2003 through September 30, 2008 and will adopt the interim disclosure provisions for its financial reports for the subsequent periods. The Company does not have stock based awards of compensation to employees granted or outstanding during the period from January 1, 2008 through September 30, 2008.

F-7

Stock Based Compensation (continued)

On December 16, 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123R (revised 2004), "Share-Based Payment" which is a revision of FASB Statement No. 123, "Accounting for Stock-Based Compensation". Statement 123R supersedes APB opinion No. 25, "Accounting for Stock Issued to Employees", and amends FASB Statement No. 95, "Statement of Cash Flows". Generally, the approach in Statement 123R is similar to the approach described in Statement 123. However, Statement 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  Pro-forma disclosure is no longer an alternative.  On April 14, 2006, the SEC amended the effective date of the provisions of this statement.  The effect of this amendment by the SEC is that the Company will have to comply with Statement 123R and use the Fair Value based method of accounting no later than the first quarter of 2007.  The Company has no stock based compensation.

Comprehensive Income

Statement of Financial Accounting Standards No. 130 (“SFAS 130”), “Reporting Comprehensive Income,” establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances.  Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.  The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

New Accounting Pronouncements

.In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets – an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The  Company  does not  expect its  adoption  of this new standard  to have a  material  impact  on its  financial  position,  results  of operations or cash flows.

F-8

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”.  The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements.  The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007.   In February 2008, the FASB issued FASB Staff Position (“FSP”) 157-2, “Effective Date of FASB Statement No. 157” (“FSP 157-2”), which delayed the effective date of SFAS No. 157 for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis, until fiscal years beginning after November 15, 2008.   We have not yet determined the impact that the implementation of FSP 157-2 will have on our non-financial assets and liabilities which are not recognized on a recurring basis; however, we do not anticipate the adoption of this standard will have a material impact on our financial position, results of operations or cash flows.

In September 2006 the FASB issued its SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132®” (“SFAS No. 158”). SFAS No. 158 improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. SFAS No. 158 also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The effective date for an employer with publicly traded equity securities is as of the end of the fiscal year ending after December 15, 2006.  SFAS No. 158 did not have a material impact on its financial position, results of operations or cash flows.

In December 2006, the FASB issued FSP EITF 00-19-2, “Accounting for Registration Payment Arrangements” (“FSP 00-19 -2”) which addresses accounting for registration payment arrangements. FSP 00-19 -2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies”.  FSP 00-19 -2 further clarifies that a financial instrument subject to a registration payment arrangement should be accounted for in accordance with other applicable generally accepted accounting principles without regard to the contingent obligation to transfer consideration pursuant to the registration payment arrangement.  For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to the issuance of EITF 00-19-2, this guidance shall be effective for financial statements issued for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years. The Company did not have a material impact on its financial position, results of operations or cash flows

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115  ” (“SFAS No. 159”).  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities.  SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”.  The adoption of SFAS No. 159 is not expected to have a material impact on our financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS No. 141(R)”), which establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in an acquiree, including the recognition and measurement of goodwill acquired in a business combination. SFAS No. 141(R) is effective as of the beginning of the first fiscal year beginning on or after December 15, 2008.  Earlier adoption is prohibited and the Company is currently evaluating the effect, if any that the adoption will have on its financial position results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS No. 160”), which will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity within the consolidated balance sheets. SFAS No. 160 is effective as of the beginning of the first fiscal year beginning on or after December 15, 2008.  Earlier adoption is prohibited and the Company is currently evaluating the effect, if any that the adoption will have on its financial position results of operations or cash flows.

F-9

In June 2007, the Accounting Standards Executive Committee issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”). SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the “Audit Guide”).  SOP 07-1 was originally determined to be effective for fiscal years beginning on or after December 15, 2007, however, on February 6, 2008, FASB issued a final Staff Position indefinitely deferring the effective date and prohibiting early adoption of SOP 07-1 while addressing implementation issues.

In June 2007, the FASB ratified the consensus in EITF Issue No. 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services to be Used in Future Research and Development Activities” (EITF 07-3), which requires that nonrefundable advance payments for goods or services that will be used or rendered for future research and development (R&D) activities be deferred and amortized over the period that the goods are delivered or the related services are performed, subject to an assessment of recoverability. EITF 07-3 will be effective for fiscal years beginning after December 15, 2007.  The Company does not expect that the adoption of EITF 07-3 will have a material impact on our financial position, results of operations or cash flows.

In December 2007, the FASB ratified the consensus in EITF Issue No. 07-1, “Accounting for Collaborative Arrangements” (EITF 07-1). EITF 07-1 defines collaborative arrangements and requires collaborators to present the result of activities for which they act as the principal on a gross basis and report any payments received from (made to) the other collaborators based on other applicable authoritative accounting literature, and in the absence of other applicable authoritative literature, on a reasonable, rational and consistent accounting policy is to be elected. EITF 07-1 also provides for disclosures regarding the nature and purpose of the arrangement, the entity’s rights and obligations, the accounting policy for the arrangement and the income statement classification and amounts arising from the agreement. EITF 07-1 will be effective for fiscal years beginning after December 15, 2008, which will be the Company’s fiscal year 2009, and will be applied as a change in accounting principle retrospectively for all collaborative arrangements existing as of the effective date. The Company has not yet evaluated the potential impact of adopting EITF 07-1 on our financial position, results of operations or cash flows.

In March 2008, the FASB” issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133” (“SFAS No. 161”).   SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows.  Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged.  We are currently evaluating the impact of SFAS No. 161, if any, will have on our financial position, results of operations or cash flows.

In April 2008, the FASB issued FSP No. SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”.  This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”.   We are required to adopt FSP 142-3 on September 1, 2009, earlier adoption is prohibited.  The guidance in FSP 142-3 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption.  We are currently evaluating the impact of FSP 142-3 on our financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS No. 162").  SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (the GAAP hierarchy).  SFAS No. 162 will become effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles."  We do not expect the adoption of SFAS No. 162 will have a material effect on our financial position, results of operations or cash flows.

F-10

In May 2008, the FASB issued FSP Accounting Principles Board ("APB") 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1").   FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate.  FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis.  We are currently evaluating the potential impact, if any, of the adoption of FSP APB 14-1 on our financial position, results of operations or cash flows.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the Company’s present or future financial statements.

NOTE B – CONTRACT RECEIVABLES

Contract receivables at September 30, 2008 and 2007 consist of the followings:

	2008	2007
Contracts receivables	$2,775,534	$1,938,447
Retention receivables	903,289	889,812

	$3,678,823	$2,828,259

NOTE C – UNCOMPLETED CONTRACTS

At September 30, 2008 and 2007, costs, estimated earnings, and billings on uncompleted contracts are summarized as follows:
	2008	2007
Costs incurred to date on uncompleted contracts	$9,048,098	$8,812,309
Estimated earnings	1,443,893	544,404
	10,491,991	9,356,713
Less: billed revenue to date	(10,999,784)	(9,201,755)
	$(507,793)	$154,958

Costs and estimated earnings in excess of billings	$265,681	$729,492
Less: accruals on uncompleted contracts	(773,474)	(574,534)
	$(507,793)	$154,958

F-11

NOTE D – BACKLOG

The following schedule summarizes changes in backlog on contracts from January 1, 2007 through September 30, 2008. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year end and from contractual agreements on which work has not yet begun.

Backlog balance at January 1, 2007	$10,761,708
New contracts for the nine month ended September 30, 2007	5,302,102
Add: contract adjustments	3,257,379
Less: revenue for the nine month ended September 30, 2007	(12,508,910)
Backlog balance at September 30, 2007	$6,812,279

Backlog balance at January 1, 2008	$8,453,476
New contracts for the nine month ended September 30, 2008	6,396,424
Add: contract adjustments	2,993,764
Less: revenue for the nine month ended September 30, 2008	(11,195,288)
Backlog balance at September 30, 2008	$6,648,376

NOTE E – PROPERTY AND EQUIPMENT

Major classes of property and equipment at September 30, 2008 and 2007 consist of the followings:

	2008	2007
Vehicles	$238,948	$196,948
Leasehold improvements	57,973	55,899
Office equipments	187,169	167,370
Tools and other equipment	219,730	174,730
	703,820	594,947
Less: accumulated depreciation	(523,572)	(474,101)
Net Property and Equipment	$180,248	$120,846

Depreciation expense was $35,776 and $31,368 for the nine months ended September 30, 2008 and 2007, respectively.

NOTE F – ASSETS ACQUISITION/INTANGIBLES

Intangibles consist of a non-compete agreement and includes the customer list and established contacts acquired in the purchase of assets from Jones Fire Protection, Inc., which the Company acquired in December 2003.  In addition, in September 2008 the Company acquired the customer list of Tenetix, Inc.  The amortization period has been determined to be two years.

During the nine months ended September 30, 2008 and 2007, the Company recognized amortization expense using the straight-line method over five years.

The following summarizes intangible assets at September 30, 2008 and 2007:

	2008	2007
Non-Compete agreement	$20,000	$20,000
Less: accumulated amortization	19,333	15,333
Net Intangibles	$667	$4 ,667

F-12

The following summarizes projected amortization at September 30, 2008:

2009	$667
Total	$667

On September 30, 2008, the Company entered into an asset purchase agreement where the Company received inventory valued at approximately $30,000, miscellaneous fixed assets valued at approximately $89,000 which included vehicles, tools, computers and construction equipment.  In exchange the Company cancelled a debt owed to the Company of $537,000.

Due to the proximity of this transaction at the end of the reporting period, the values of certain assets and liabilities are based on management's preliminary valuations and are subject to adjustment as additional information is obtained. Such additional information includes, but is not limited to: valuations of property, plant and equipment, and identifiable intangible assets by an independent third party.  We will have 12 months from the closing of the acquisition to finalize our valuations.

NOTE G – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at September 30, 2008 and 2007:

	2008	2007
Accounts payable	$1,103,113	$1,187,007
Accrued payroll and vacation	28,893	28,893
Accrued payroll taxes	20,097	43,123
Other liabilities	220,091	176,469
Total	$1,372,194	$1,435,492

NOTE H – BANK LINE OF CREDIT

The Company has a line of credit with Westamerica Bank in the amount of $950,000.  The line of credit is secured by substantially all of the assets of the Company and guaranteed by the Company’s principal stockholders.  In addition, entities owned and controlled by the Company’s principal stockholders are co-makers on the line of credit and have pledged substantially all of the assets as security for the line of credit (see Note K).  The line of credit bears interest at the Bank Rate minus 0.5%, per annum, with interest due and payable monthly and expires on March 31, 2009.  The balance outstanding under the line of credit at September 30, 2008 and 2007 amounted to $862,000 and $444,500, respectively. The Company is required to maintain a debt to equity ratio of 2.25, working capital of at least $1,000,000, a working capital ratio 1.25, cash flow ratio of 1.1 and tangible net worth of $1,250,000.  At September 30, 2008, the Company’s debt to equity ratio of 2.24 was not in compliance, but all other covenants were met at September 30, 2008.

NOTE I – NOTES PAYABLE

Notes payable at September 30, 2008 and 2007 are as follows:

F-13

	2008	2007

Note payable in monthly installments of $449.12; interest at_9.3% per annum, secured by for computer equipment, due June 2008.	$-	$4,697
Note payable to Placer Sierra Bank, Inc., secured by equipment, with monthly principal payments of $2,042, plus interest, due August 2008.	-	(72)
Amortizing Note payable to Westamerica Bank in the original amount of $650,000; interest rate of 7.76% with monthly principal and interest payments of $13,133.99; due February 1, 2012.; secured by substantially all of the Company’s assets and guaranteed by the Company’s principal stockholders. In addition, entities owned and controlled by the Company’s principal stockholders are co-makers of the Note and have pledged substantially all of their assets as security for the Note. (see Note K.)	470,423	585,924
Total Notes payable	470,423	590,549
Less: current portion	125,020	119,434
Notes payable – long term	$345,403	$471,115

Aggregate maturities of long-term debt as of September 30, 2008 are as follows:

Year ended	Amount
September 30, 2009	$125,020
September 30, 2010	135,218
September 30, 2011	146,249
September 30, 2012	63,936
Total	$470,423

NOTE J – CAPITAL STOCK

The Company is authorized to issue 10,000 shares of common stock with no par value per share. As of September 30, 2008 and 2007, the Company had 100 shares of common stock issued and outstanding.

During the nine months ended September 30, 2008 and 2007, the Company distributed dividends to the stockholders totaling to $426,000 and $478,000, respectively.

NOTE K - RELATED PARTY TRANSACTIONS

The stockholders of the Company are co-owners of an entity that provides charter air service, and on occasion, the Company utilizes this entity for air travel services in connection with the Company’s contracting.  The Company incurred and charged to operations costs of $111,740 and $138,506 in the nine months ended September 30, 2008 and 2007 in connection with air travel services provided by the entity to the Company. There were no payables owed to the entity at September 30, 2008 and 2007, respectively.

The entity is a co-maker of a line of credit and a note payable and has pledged substantially all of its assets to secure the line of credit (see Note H) and note payable (see Note I).

NOTE L - COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company leases office space under non-cancelable operating leases that expire through March 2011.
The Company also leases vehicles from Enterprise Fleet Services under non-cancelable operating leases expiring through November 2009.

F-14

Future minimum lease payments for the above leases over the next three years are as follows:

2009	237,382
2010	119,066
2011	76,518
$432,966

For the nine month periods ended September 30, 2008 and 2007, rent expense was $97,053 and $115,512, respectively.  For the nine months ended September 30, 2008 and 2007, vehicle lease expense was $214,792 and $203,477, respectively.

Litigation

In March 2008, the Company became party to a lawsuit filed by Union local 669 as well as 3 former employees.  The Company believes that it has meritorious defenses to the plaintiffs’ claims and intends to vigorously defend itself against the action.  Management believes the ultimate outcome of this matter will not have a material adverse effect on the Company’s financial position or results of operations.

NOTE M- MAJOR CUSTOMERS AND SUPPLIERS

The company had one customer who accounted for 10% of the total revenue for the nine months ended September 30, 2008.

Purchases from the Company’s two major vendors accounted for more than 10% of purchases and were approximately $2,142,000 and $2,474,000 or 66% and 67% of materials purchases for the nine months ended September 30, 2008 and 2007, respectively.

NOTE N – EMPLOYEE BENEFITS PLAN

The Company sponsors a defined contribution 401(k) plan covering substantially all full-time employees, which provides for the Company matching the participant's elective deferral up to 3% of their annual gross income. The Company's expense for the plan was $45,735 and $38,296, for the nine months ended September 30, 2008 and 2007, respectively.

NOTE O - SUBSEQUENT EVENTS

In October 2008, the Company started an electrical division.  This division will work both with the alarm and detection division and as a standalone.  In October the Company received three contracts for work through a novation from a customer on the customer list purchased from Tenetix, Inc.

On December 31, 2008, the Company entered into a second term note with Westamerica Bank, for $250,000.  The note calls for payments of $4,785.24 beginning January 31, 2009.  The note is for sixty months and carries an interest rate of 5.5% annually. The note is secured by substantially all of the Company’s assets and guaranteed by the Company’s principal stockholders.  In addition, entities owned and controlled by the Company’s principal stockholders are co-makers of the Note and have pledged substantially all of their assets as security for the Note. (see Note K.)

On December 31, 2008, the Company entered into a share exchange agreement, by where the Company’s stockholder received 10,100,000 of common stock of the purchasing entity (“NewCo”) in exchange for the 100 outstanding shares of the Company.  The Company’s co-founders will effectively own 69% of NewCo.  The Company will remain a wholly owned subsidiary of NewCo from an operations standpoint.  No management changes are expected from the reverse merger.

F-15

Pro Forma Financial Information.

Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2008

Unaudited Condensed Combined Pro Forma Statement of Operations for the Nine Months Ended September 30, 2008 and the Twelve Months Ended December 31, 2007

Notes to Unaudited Condensed Combined Pro Forma Financial Statements

Unaudited Condensed Combined Pro Forma Financial Information

On December 31, 2008, Pro-Tech Fire Protection Systems, Inc. (the or “Pro-Tech”) merged with Meltdown Massage and Body Works, Inc., (“Meltdown”) a Nevada corporation, all pursuant to a share exchange agreement dated December 31, 2008 and filed with the Secretary of State of Nevada. Under the terms of the agreement, each share of Pro-Tech capital stock was exchanged for 101,000 shares of Meltdown Massage and Body Works, Inc.’s common stock.

The Registrant is a publicly registered corporation with no significant operations prior to the merger. For accounting purposes, Pro-Tech shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. As a result of the recapitalization and change in control, Pro-Tech is the acquiring entity in accordance with Financial Accounting Standards No. 141, “Business Combinations”. The accumulated earnings of Pro-Tech will be carried forward after the completion of the Merger. Operations prior to the Merger will be those of Pro-Tech.

The unaudited condensed combined pro forma statements of operations are presented combining Pro-Techs’ condensed audited statement of operations for the year ended December 31, 2007 and Meltdowns’ audited condensed statement of operations for the year ended December 31, 2007 and the unaudited condensed statement of operations for the nine-month period ended September 30, 2008, The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the transaction had taken place on September 30, 2008 and combines Pro-Techs’ unaudited condensed balance sheet as of September 30, 2008 with the Company’s condensed balance sheet as of September 30, 2008.

The unaudited condensed combined pro forma financial data and the notes thereto should be read in conjunction with each of the Registrant’s and Pro-Techs’ historical financial statements. The unaudited condensed combined pro forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited condensed combined pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited condensed combined pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of Pro-Tech (including notes thereto) included in this Form.

Meltdown Massage & Body Works, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
September 30, 2008

	Pro-Tech	Meltdown	Pro Forma Adjustments		Pro Forma Combined
	September 30, 2008	September 30, 2008
ASSETS

Current Assets:
Cash and equivalents	$64,482	$1,396	$-		$65,878
Accounts receivable, net	3,678,823	-	-		3,678,823
Costs and estimated earnings in excess of	265,681	-	-		265,681
Prepaid expenses	275,143	-	-		275,143
Total current assets	4,284,129	1,396	-		4,285,525

Property and equipment, net	180,248	-	-		180,248

Other Assets:
Deposits	8,856	-	-		8,856
Intangibles, net	667	-	-		667
Total other assets	9,523	-	-		9,523

	$4,473,900	$1,396	$-		$4,475,296

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued liabilities	$1,372,194	$-	$-		$1,372,194
Notes payable – current portion	125,020	-	-		125,020
Accruals on uncompleted contracts	773,474	-	-		773,474
Reserve for loss on uncompleted contracts	6,692	-	-		6,692
Line of credit	862,000	-	-		862,000
Total current liabilities	3,139,380	-	-		3,139,380

Long term Debt:	345,403	-	-		345,403

Stockholders’ equity (deficit):
Preferred stock, par value $0.001 per share; 5,000,000 shares authorized, no shares issued and outstanding	-	-	-		-
Common stock $.001 par value; 70,000,000 shares authorized, 13,600,000 shares issued and outstanding on pro-forma basis	10,641	3,500	(10,641	)(1)	13,600
			10,100	(2)

Additional paid-in-capital	-	76,500	10,641	(1)	(1,563)
			(10,100	)(2)
			(78,604	)(3)

Accumulated earnings (deficit)	978,477	(78,604)	78,604	(3)	978,477

Total stockholders’ equity (deficit)	989,118	1,396	-		990,513

	$4,473,900	$1,396	$-		$4,475,296

See accompanying notes to the unaudited condensed combined financial statements

MELTDOWN MASSAGE AND BODY WORKS, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

	Pro-Tech	Meltdown	Pro Forma Combined

Revenues	$11,195,288	$-	$11,195,288

Cost of sales	6,964,961		6,964,961
Gross margin	4,230,327		4,230,327
Operating expenses:
Operating expenses	3,914,290	14,825	3,929,115
Depreciation and amortization	38,776	-	38,776
Total operating expenses	3,953,066	14,825	3,967,891

Operating income(loss)	2,77,261	(14,825)	2,62,436

Tax expense	(5,000)	-)	(5,000)
Other income (expense)	(59,626)	-	(59,626)
Net income (loss) available to common stockholders	$212,635	$(14,825)	$197,810

Net income (loss) per common share	$0.02	$0.00)	$0.01
(basic and assuming dilution)

Weighted average shares outstanding	10,100,000	3,500,000	13,600,000
(basic and diluted)

See accompanying notes to unaudited condensed combined financial statements

MELTDOWN MASSAGE AND BODY WORKS, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

	Pro-Tech	Meltdown	Pro Forma Combined

Revenues	$16,893,784	$-	$16,893,784

Cost of sales	10,436,749	-	10,436,749
Gross margin	6,457,035	-	6,457,035
Operating expenses:
Operating expenses	4,748,430	63,779	4,812,209
Depreciation and amortization	49,062	-	49,062
Total operating expenses	4,797,492	63,779	4,861,271

Operating income(loss)	1,659,543	(63,779)	1,595,764

Tax expense	(17,100)	-	(17,100)
Other income (expense)	(70,332)	-	(70,332)
Net income (loss) available to common stockholders	$1,572,111	$(63,779)	$1,508,332

Net income (loss) per common share	$0.16	$(0.02)	$0.11
(basic and assuming dilution)

Weighted average shares outstanding	10,100,000	3,500,000	13,600,000
(basic and diluted)

See accompanying notes to unaudited condensed combined pro forma financial statements

MELTDOWN MASSAGE AND BODY WORKS, INC.
NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation.

The unaudited condensed combined pro forma Financial Statements have been prepared in order to present combined financial position and results of operations of the Registrant and Pro-Tech as if the acquisition had occurred as of September 30, 2008 for the pro forma condensed combined balance sheet as of September 30, 2008 and the unaudited condensed combined pro forma statement of operations for the nine month period ended September 30, 2008.  The audited condensed combined pro forma statement of operations for the twelve months ended December 31, 2007 is derived from the audited statement of operations of Pro-Tech and the audited statement of operations of Meltdown Massage and Body Works, Inc., for the year ended   December 31, 2007 , giving effect to the merger as if it had occurred at January 1, 2007 .

The condensed statement of operations for Meltdown for the nine month period ended September 30, 2008 were derived from the consolidated statement of operations as reported with the 10-Q filed on November 19, 2008.  The condensed statement of operations for Meltdown for the year ended December 31, 2007 were derived from the consolidated statement of operations as reported with the 10-KSB filed on April 15, 2008.

The following adjustments represent the pro forma adjustments giving effect to the merger as if it had occurred at December 31, 2007 with respect to the unaudited condensed combined pro forma balance sheet.  There were no proforma adjustments for the statements of operations contained herein.

(1) To eliminate Pro-Tech capital structure.

(2) To record issuance of 10,100,000 shares of Meltdown common stock in exchange for conversion of all shares of Pro-Tech common stock.

(3) To eliminate Registrant’s accumulated deficit and record recapitalization of Registrant

HIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
OF MELTDOWN MASSAGE AND BODY WORKS, INC./ PRO-TECH INDUSTRIES

PROXY — ANNUAL MEETING OF SHAREHOLDERS – MAY 8, 2009

The undersigned, revoking all previous proxies, hereby appoint(s) Donald Gordon as Proxy, with full power of substitution, to represent and to vote all Common Stock of Meltdown Massage and Body Works, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at 5:00 p.m., local time, on  May 8, 2009  at 8540 Younger Creek Drive, #2., Sacramento, CA 95828, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

  ELECTION OF DIRECTORS. Nominee:

☐      FOR ALL NOMINEE LISTED (Except as specified
here:______________)
OR

☐      WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to Ratify the Appointment of RBSM, LLP s Independent Auditor.

☐  FOR          ☐  AGAINST     ☐  ABSTAIN

3. Proposal to ratify the Company’s 2009 Stock Option Plan.

☐  FOR          ☐  AGAINST     ☐  ABSTAIN

4. Proposal to change our name from Meltdown Massage and Body Works, Inc. to Pro-Tech Industries, Inc.

☐  FOR          ☐  AGAINST    ☐  ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO
SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2, 3 AND PROPOSAL 4.

Dated _______________________________, 2009

(Print Name)	(Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.